Investor Information February - March Exhibit 99.1

2 Table of Contents Topic Page # Profile and Strategy 3-12 Business Segment Highlights 13-16 Awards & Technology 17-19 Asset / Liability Management 20-30 Fees & Expenses 31-38 Loans & Deposits 39-50 Capital, Debt & Liquidity 51-53 Credit 54-60 Near-Term Expectations 61 Appendix & Forward Looking Statements 62-77

3 Longstanding Strategic Priorities Committed to: • Diversified Revenue Streams • Appropriate Risk Adjusted Returns • Disciplined Expense Management Profitability Strategically Investing in: • Top quartile organic loan & deposit growth over the last 5 yrs vs. Peers(1) • Non-bank M&A, expanding products and capabilities • Talent, products, and services, driving organic growth Growth Relentless focus on: • Credit Risk Management • Interest Rate Risk Management • Capital and Liquidity Management • Operational & Compliance Risk Management Soundness (1)Source: S&P Cap IQ and SEC Reporting. Avg loan and deposit balance changes from FY19 to FY24. Peer balances have been adjusted for merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Generating Consistent Sustainable Long-term Performance

4 Faster Earnings Growth and Top Returns Supports a higher P/E multiple 9.0% 9.7% 11.0% 17.6% 14.9% 9.2% 21.4% 24.1% 21.9% 17.8% 12.0% 11.0% 12.0% 17.0% 14.7% 8.5% 16.5% 19.3% 16.4% 14.3% RF Peer Median 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (1) Non-GAAP; see Appendix for RF reconciliation. Peers' source is S&P Cap IQ and includes CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. RF's 2024 and 2023 ROATCE excluding AOCI (non-GAAP) was 13.76% and 15.91%, respectively. Rank: 1 Rank: 1 Rank: 1Rank: 1 5 Year EPS CAGR 8% 7% 5% 4% 1% —% (1)% (1)% (2)% (3)% (4)% (9)% Peer 1 Peer 2 RF Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 10 Year EPS CAGR 11% 10% 9% 9% 7% 7% 7% 7% 5% 5% 4% 2% Peer 3 Peer 2 RF Peer 9 Peer 4 Peer 1 0 Peer 7 Peer 1 Peer 6 Peer 1 1 Peer 5 Peer 8 Peer Leading ROATCE(1) For 4 Straight Years Peer Median: (1)% Peer Median: 7%

5 2024 CCAR Capital Degradation(1) Transformational Journey Decade plus of prioritizing soundness, profitability and growth positions company well for 2025 and beyond Continuous Improvement Proactive Interest Rate Hedging Exited Non-Core Businesses Strategic M&A Top Quartile Profitability $24 $9 2008 2024 Investor CRE ($ in billions) 2.5% 1.8% Peer Median RF Customer Journeys Organization Simplification Revenue Growth Efficiency Improvements ~500 bps improvement in efficiency ratio 2016 to 2024 while improving Associate Engagement(2) • Hedge program introduced in 2018 to protect NIM against falling interest rates was highly effective • Actions taken in 2022 and beyond to protect NIM if rates decrease now fully active 9.0% 17.8% 2015 RF ROATCE Indirect Auto 2012 2018 2019 2022 2024 Peers(3) (1) CET1 degradation results from the Severely Adverse Scenarios for RF vs Peer Median. Peers include CCAR participants: CFG, FITB, HBAN, KEY, MTB, PNC, TFC, USB. (2) Source: Gallup Surveys. (3) Non-GAAP; see appendix for RF reconciliation. Peers' Source is S&P Capital IQ and includes CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Bottom Quartile Median Top Quartile 10.7% 14.3% 16.0% Sold $1.2B Unsecured Consumer Loan Portfolio 2023 Sold $300M of Consumer Exit Portfolio Capital Resiliency

6 Attractive Footprint and Strong Brand Presence Home field advantage in the southeast…Building trust & serving clients for over 170 years Regions HQ Retail Branch Footprint Specialized Lending Nationwide Winning in Core Markets Strong Profitability/Returns Supported by: ☑ Low Cost Core Deposits ☑ Strong Brand ☑ Loyal Customer Base ☑ Employer / Bank of Choice ~70% Top 5 market share in ~70% of MSAs across 15-state footprint(1) 86% 86% of deposits reside in 7 states: Alabama, Tennessee, Florida, Louisiana, Mississippi, Georgia, Arkansas ~$5,100 Average consumer NIB account balance(3) 7 of 8 Unemployment rates in 7 of our top 8 deposit states remain below the national average(2) 3.5% Regions' deposit weighted population growth by MSA for 2024-2029 is 3.5% vs. national average of 2.4%(1) 16 of 25 16 of Regions' top 25(1) MSAs are projected to grow faster than the U.S. national average (1) Source: S&P Cap IQ. Top 25 market share as defined by deposit dollars - FDIC as of 6/30/2024; pro-forma for announced M&A transactions as of 2/18/2025. Top 5 share based on MSA and non-MSA counties. S&P's demographic data is provided by Claritas based primarily on U.S. Census data. (2) Source: U.S. Bureau of Labor Statistics. (3) Based on 4Q24 average balances.

7 Deposit Advantage Key to Franchise Value FY24 Total Deposit Cost (%) Av g. T ot al D ep os it Gr ow th 1.50 2.00 2.50 3.00 —% 10% 20% 30% 40% RF Peer Median 5 Year Deposit Growth vs Current Deposit Costs(1) Above industry median growth w/ meaningfully lower cost (worth ~60bps of NIM) 1. 56% 1. 93% 1. 97% 2. 00% 2. 02% 2. 03% 2. 07% 2. 19% 2. 23% 2. 26% 2. 29% 2. 30% 2. 47% 2. 63 % RF Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 FY24 Total Deposit Cost vs Peers(1) (1)Source: S&P Cap IQ and SEC Reporting. Avg deposit balance changes cover FY19 to FY24. Peer balances have been adjusted for merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Total Deposit cost reflects FY24 representing the top of the deposit costs rising rate cycle. Peer median excludes RF. 3.21% 2.85% 3.36% 3.90% 3.54% 2.89% 2.72% 3.06% 3.06% 3.00% RF Peer Median 2020 2021 2022 2023 2024 Net Interest Margin vs. Peers(1) Low Cost Deposits Drive Franchise Value(1) #1 Lowest Total & IB Deposit costs among peers Top 3 One of only three peers above median in both deposit growth and deposit cost stability Top 4 Consistently in Top 4 for Low-cost NIB to Total deposits mix %

8 ‘25-‘30 Population CAGR 0.48% 0.71% 1.19% US Regions Footprint Priority Markets Priority Market Growth Opportunities(1) 1.3% 1.1% 1.0% 0.7% 1.4% 1.8% 1.2% 1.4% Nashville Tampa Atlanta Miami/SFL Orlando Huntsville Houston Dallas/FW Building on Our Success Strategic investments in high-growth markets driving market leading deposit growth (1) Priority markets include: Tampa, Orlando, Miami/SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville. (2) RF Deposits in Priority Markets as of June 2024. Data Source: FDIC Deposit Data. (3) Source: S&P Capital IQ. S&P's demographic data is provided by Claritas based primarily on U.S. Census data. National average: 0.48% Priority Markets 25'-30' Projected Population growth (CAGR)(3) 50% vs. 34% Regions Deposit Growth(1) since '19 Outpacing Market Continuing to Invest in Priority Markets Proven Track Record of Success... Maximizing Growth Opportunities (3) $1.5T Deposit Opportunity (RF $38B)(2) Building on success with incremental investments supporting growth while maintaining advantage in core businesses and markets. 6 of 8 Priority Markets(1) Gaining Share since 2019 $12.5B Deposit Growth in Priority Markets(1) since 2019

9 ☐ Core Modernization ☐ Loan System ☐ Deposit System ☐ General Ledger ☐ Enhanced Mobile & Digital Experiences ☐ Small Business Digital Origination Platform Investing in People, Enabled with Technology in Markets with Highest Opportunity Investing in Banker Expansion Over the next 3 years, will invest in Talent across the Footprint in key areas of opportunity: By hiring and converting skilled Bankers with local market expertise (1) Provides bill payment, accounts payable and receivable, and invoice generation – streamlining all the tools needed to run a business. (2) Provides real-time cash management analysis for clients. (3) Identifies personalized solutions for small business owners. (4) Insights for mortgage lending officers. (5) Small Business defined as companies with $0M-$5M in annual revenue. Growth represents average deposit FY19 through FY24. (6) Dunn & Bradstreet. Priority markets include: Tampa, Orlando, Miami/ SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville. Investments in Technology Personalization Powered by AI ☑ CashFlowIQ(1) ☑ CashFlow Advisor(2) ☑ SmallBusinessIQ(3) ☑ Mortgage Analytics Pro(4) Commercial and Middle Market Small Business Opportunity ~12M Small Business Companies in Regions' Footprint (~400k RF customers today driving $2.6B or 30% avg. deposit growth since '19; $1.1B or 41% within priority growth markets)(5)(6) ~5M in priority markets ~50 Increase in Commercial and Middle Market Relationship Managers ~10 Incremental Treasury Management Bankers ~300 Reskilling Branch Sales Bankers to Focus on Small Business Opportunities ~300 Reallocating Branch Bankers to Optimized Markets with Greatest Growth Potential ~50 Incremental Mortgage Loan Originators ~30 Incremental Wealth Associates Consumer and Wealth Associates

10 2024 Overview Continue to deliver consistent, sustainable long-term performance (1) Non-GAAP, see appendix for reconciliation. (2) Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Key Performance Metrics 4Q24 FY24 Reported Adjusted(1) Reported Adjusted(1) Net Income Available to Common Shareholders $508M $1,774M Diluted Earnings Per Share $0.56 $1.93 Total Revenue $1,815M $1,845M $7,083M $7,291M Non-Interest Expense $1,038M $1,029M $4,242M $4,227M Pre-Tax Pre-Provision Income(1) $777M $816M $2,841M $3,064M Efficiency Ratio 56.8% 55.4% 59.5% 57.6% Net-Charge Offs / Avg Loans 0.49% 0.49% 0.47% 0.47% Highlights • Top-quartile ROATCE(1) of 18% FY24 and 19% 4Q24 vs peer group(2) • Continued focus on disciplined capital allocation and risk-adjusted returns • Benefiting from loyal customer base, attractive footprint & diverse balance sheet with solid capital, robust liquidity and prudent credit risk management • Strategically investing in technology, talent and markets to drive growth and generate efficiencies • Well positioned for growth in 2025 and beyond

11 Regions' Consistent Outperformance Adjusted PPI(1) Less Net Charge-offs to RWA(2) Regions' earnings, including credit costs, have been top quartile vs peers since 2019 1.96% 1.99% 2.30% 2.47% 2.31% 2.09% 1.95% 1.78% 1.88% 1.96% 1.73% 1.64% RF Peer Median 2019 2020 2021 2022 2023 2024 (1) Non-GAAP; see Appendix for reconciliation. (2) Source: S&P Capital IQ. Risk-weighted Assets (RWA) used in the analysis represents the simple average of the 4 quarterly disclosed amounts for each year (some peers are estimated in the current quarter). Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION.

12 Total Shareholder Return 3 Year Total Shareholder Return 37% 24% 23% 22% 19% 14% 7% 5% —% (9)%(11)%(13)% (19)%(20)% Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 RF Pe er 6 Pe er 7 Pe er 8 Pe er 9 Pe er 1 0 Pe er 1 1 Pe er 1 2 Pe er 1 3 5 Year Total Shareholder Return 94% 84% 82% 72% 65% 59% 55% 55% 45% 39% 37% 19% 12% 8% Pe er 2 RF Pe er 7 Pe er 5 Pe er 1 Pe er 6 Pe er 3 Pe er 8 Pe er 1 0 Pe er 1 2 Pe er 4 Pe er 1 3 Pe er 1 1 Pe er 9 10 Year Total Shareholder Return 278% 235% 210% 194%186%179%178% 145% 124%122%120% 94% 91% 53% RF Pe er 7 Pe er 6 Pe er 1 0 Pe er 2 Pe er 8 Pe er 5 Pe er 3 Pe er 1 2 Pe er 1 Pe er 4 Pe er 1 3 Pe er 1 1 Pe er 9 Peer Median: 5% Peer Median: 55% Peer Median: 145% As of 12/31/2024. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION.

13 Diversified Lines of Businesses • Retail Banking Services • Mortgage & Home Equity • Home Improvement Financing • Commercial • Corporate & Institutional ◦ Corporate ◦ Real Estate ◦ Capital Markets • Treasury Management • Specialty Lending Businesses ◦ ABL ◦ Ascentium Capital ◦ Equipment Finance • Private Wealth Investment Management, Banking & Trust Services • Institutional, Corporate, & Philanthropic Investment Consultant Services • Investment Solutions for Retail Clients Consumer Bank Corporate Bank Wealth Management (1) Pie %'s exclude the pre-tax pre-provision income from the Other Segment totaling ($37) million. The Other Segment consists primarily of unallocated Treasury functions (securities portfolio and wholesale funding activities), as well as certain reconciling items necessary to translate management accounting practices into consolidated results. 47% 47% 6% 63% 35% 2% 30% 62% 6% 2% $777M $96B $126B Consumer Corporate Wealth Management Other 4Q24 Pre-tax pre-provision income(1) 4Q24 Average deposits4Q24 Average loans

14 Consumer Banking Group Driving growth and customer engagement through strategic investments (1) J.D. Power 2024 U.S. Banking Online Satisfaction Study; among banks with $70B to $200B in deposits, which measures customer satisfaction with financial institutions’ website experience for banking account management. Visit jdpower.com/awards for more details. (2) iOS app store rating. Industry leader in beta and deposit costs while maintaining deposit balances; Continued focus on preserving advantageous deposit mix Mortgage Income in 4Q24 increased 12% YoY, from higher production and higher servicing balances Credit Card spend YoY growth of 7% in 4Q24 driven by strong holiday spending 4Q24 Average Loan Growth relatively flat YoY and vs 3Q24 Continued focus on expense management Regions Bank is the highest-rated bank in Forbes’ newest list of the top 300 U.S. companies for customer service J.D. Power(1) ranked Regions Bank #1 in customer satisfaction among regional bank online experiences 4 of the last 5 years Regions Bank ranked 2nd in American Banker’s list of top banks by reputation #1 for payment volume and transactions through 3Q24 for new accounts and total accounts per Visa consumer power score Top-decile in customer loyalty per Gallup 4.8 out of 5 Mobile app rating(2) Delivering Solid Customer Satisfaction & Loyalty Optimizing location and skill set of our bankers to align talent depth with highest opportunity across key customer segments Recruiting and Growing Mortgage Producers in key growth markets by an incremental ~50 bankers Delivering on localized strategies leveraging key sponsorships and campus activations including financial education workshops Piloting an all-in-one servicing platform to strengthen Customer Service across all channels On-going investment in Branch Network to maintain and expand customer relationships Strategic Investments Across The Business Continuing to Deliver Strong Results

15 Corporate Banking Group Driving continued long-term performance for our clients & our shareholders (1) Reflects Corporate Banking Group Segment results only; excludes Branch Small Business losses. (2) Total loans is representative of total bank, as of 12/31/24. (3) YoY Client Growth, December '23 to September ‘24. (4) R360 Growth is annualized YTD through September '24. Active credit risk and portfolio management remains a top priority Net charge-offs of 38bps for 4Q24(1) ◦ Core Business 31bps ◦ Ascentium 195bps Diversified Commercial Real Estate portfolio(2) that represents 15.8% of total loans outstandings: ◦ Office 1.5% of total loans outstanding ◦ Senior Housing 1.1% of loans outstanding Enhancing client soundness with fraud mitigation solutions and education Soundness Growing NIR +26% vs the prior year, with Treasury Management up 11% and Capital Markets up 30% and the normalization of CVA/DVA Treasury Management Revenue increased 11% vs. the prior year, achieving a new record driven by client base growth of 2%(3) Capital Markets ex. CVA/DVA increased 30% vs. the prior year driven by Investment Grade Bond activity, M&A, and strong Real Estate Multifamily originations Client Liquidity is up 6.7% vs 4Q23, driven by growth in both on balance sheet and off-balance sheet options Non-Interest Expense focus in a low growth environment Profitability Executing our model of local + expertise to optimize clients' full cash conversion cycle, working capital, strategic advisory, & soundness around the balance sheet Expanding coverage through investing in Commercial and Treasury Management talent across priority markets Delivering an integrated Small Business approach with local & dedicated RM expertise complemented by digital omnichannel onboarding, origination, & self service Increasing Capital Markets penetration through growing Commercial Corporate finance and M&A coverage Amplifying expertise and developing specialized solutions to drive opportunistic areas of growth Growth

16 Strong quarterly NIR in 4Q24 with growth of $9.6M, or 8%, YoY driven by strong production and improved market conditions Assets Under Administration increased 7% YoY driven by IM&T Sales and improved equity market conditions Grew Total Investment Services Assets +$2.6B or 14%, YoY 4Q24 Average Loans up 1% YoY driven by growth in Commercial and Owner Occupied Real Estate Showcasing our thought leadership; Positioned Regions as a trusted financial voice through Economic Summits and a National Media Blitz, including coverage by the New York Times, CNBC, Fox Business, and Sirius XM, reaching millions of viewers HELOC utilization campaign resulted in 10% of targeted clients increasing balances 93% of Private Wealth Management clients rated their primary contact with highest rating of 5-stars Driving Awareness through social media including leveraging more video content and adjusting content to be more social-first. Organic Social saw significant YoY growth, including more impressions and engagements, and higher engagement rate. Centralized over 615 accounts with $4.7B in assets to new Philanthropic Solutions group, providing enhanced service levels and specialized expertise to clients Deepening relationships with existing clients by developing needs-based campaigns, leveraging segmentation and other client data to deliver unique and customized touchpoints to PWM clients Streamlining manual Private Wealth Management underwriting processes by incorporating API's to connect systems and data Launched a new Voice of the Client Insights Dashboard to empower leaders and advisors with actionable client feedback and enhance the client experience Strategic Investments & Data Analytics Wealth Management Group Focus on execution & investments to optimize the client and associate experience Delivered Strong Results Customer Experience & Communication

17 Regions Receives Top Honors Regions Bank was recognized as a 2025 Silver Status Military Friendly and Military Spouse Friendly Employer In 2024, Regions Bank was named a Gallup Exceptional Workplace Award Winner with Distinction for the 10th consecutive year. For the fourth consecutive year, Regions Bank was named a Best Place to Work for Disability Inclusion by the Disability Equality Index Regions Bank is the highest- ranked bank on Forbes' 2024 list of Top 300 companies for customer service. Regions Bank is recognized by FORTUNE as one of America's most innovative companies. Regions Bank was ranked 1st among regional banks in JD Powers Online Banking Satisfaction StudySM . Regions Bank was recognized among American Banker's Top 20 Banks by Reputation in 2024. Regions Bank was among 12 banks, credit card companies and fintechs to be listed in USA Today's "Customer Service Champions." Regions was recognized by Governance Intelligence at the 2024 Corporate Governance Awards as Governance Team of the Year (small- to mid-cap) and Best Shareholder Engagement (small- to mid-cap). Regions Bank was recognized as a silver winner for Learning Marketer of the Year at the 2024 Degreed Visionary Awards For the seventh consecutive year, Fannie Mae has recognized Regions Mortgage for excellence in loan servicing

18 Empowered by Data & Innovation Regions remains competitive by reserving ~9–11% of revenue for technology spend Next Gen Platforms Next Generation of Customer Experience and Core Banking and Data Platforms Modernization efforts began in 2021 with runway through 2027 to complete the overall program AI-Driven Fraud Analytics Machine learning/artificial intelligence models that detect and prevent fraud to protect the customer, the bank and its shareholders Technology Practices and Ways of Working Applying Security-First software development principles; expanding DevSecOps and Agile adoption Modern Authentication Experience Securing Customer Trust by Safeguarding client identities and organizational assets through efficient, reusable authentication solutions that support continued risk-aware growth. Open Banking and Embedded Finance Regions recently announced its selection of Axway Amplify Open Banking as its platform for data integration, enabling secure  data sharing across its consumer banking, corporate banking, and wealth management clients Data Governance Adaptive data governance based on risk level to ensure continued confidence and trust in our data Modernization & Innovation ROSIE Personalized offering of products and services anticipating customer needs Regions360 Regions’ mission to Make Life Better is simple, customer focused, and demonstrated through Regions360, which puts customer focused culture into practice RCLIQ(1), Wealth IQ(2), & sbIQ(3) Delivering ‘needs based’ customer engagement, resulting in significant impact to the Corporate Bank and Wealth Management Offer Tracker Leverage data & insights for a dynamic, engaging, and transparent customer journey to increase success of offers to drive bottom-line production while enhancing customer experience and retention rVoice Integrates customer feedback with institutional knowledge to measure customer experience by understanding customer's expectations, preferences, and aversions across various channels enabling us to drive improved customer satisfaction (1) RCLIQ is a machine learning based data product used by Corporate Banking Relationship managers to find new opportunities, predict share of wallet deepening activities as well as early warning of credit deterioration and attrition risk. (2) Wealth IQ is a machine learning based data product designed to provide better advice and guidance to wealth clients by delivering insights based on client activity, attrition alerts, and other opportunities. (3) sbIQ is a data product that delivers insights and recommendations about our small business clients to Retail associates using advanced analytics and machine learning models.

19 2.40 2.56 2.62 4Q22 4Q23 4Q24 3.44 4.28 5.13 4Q22 4Q23 4Q24 161 181 188 4Q22 4Q23 4Q24 22.3% 23.9% 24.5% 32.9% 31.4% 31.4% 44.7% 44.7% 44.1% 4Q22 4Q23 4Q24 2.9 6.0 3.5 4Q22 4Q23 4Q24 71% 74% 76% 29% 26% 24% 4Q22 4Q23 4Q24 Growth in Digital Mobile Banking Log-Ins (Millions) Customer Transactions(2)(3) Deposit Transactions by Channel Mobile Banking Active Users (Millions)(1) Digital Credit Card Sales (Accounts in Thousands) (5) Digital Non- Digital Mobile ATMBranch +49% +17% 22% 23% 22% 76% 75% 77% 2% 2% 1% 4Q22 4Q23 4Q24 Digital Branch Contact Center Consumer Checking Sales by Channel(4) Customer Satisfaction Zelle Transactions (Millions)Sales & TransactionsDigital Usage +9% (1) Total number of unique customers who have successfully authenticated and logged into the mobile app at least once within the last 90 days. (2) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (3) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds. (4) Includes cross-channel sales capabilities through digital banker dashboard applications. Additional fraud controls in digital channels placed in 4Q23. (5) Includes digital and pre-approved credit card accounts opened. (6) Rating as of Dec 2024. 4.9 rating as of Jan 2025. (7) J.D. Power 2024 U.S. Banking Online Satisfaction Study; among banks with $70B to $200B in deposits, which measures customer satisfaction with financial institutions’ website experience for banking account management. Visit jdpower.com/awards for more details. +21% Mobile App(6) Online Banking(7) #1 in Customer Satisfaction for Regional Bank Online Experiences for four of the past five years Average 4.8 out of 5 rating from iOS app store users

20 • NII +1% QoQ; NIM increased +1bps to 3.55% ◦ Cash increase partially from higher seasonal deposits reduced NIM by -3bps linked quarter • Benefits from hedging and lower deposit costs offset contractual floating rate exposure (i.e., loans, cash, borrowings) • Elevated long-term interest rates increase new production fixed-rate asset yields • Sold ~$700M of securities at $30M pre-tax loss(3); Reinvested proceeds at higher market yields Securities Reposition $1,218 $1,230 Hedges (1) Market rate impacts include contractual loan, cash and borrowings repricing; fixed asset turnover at higher market rates; and securities premium amortization net discount accretion. (2) Other from higher average cash balance (negative impact on NIM), favorable seasonal HR asset dividends, favorable credit related interest recoveries, and unfavorable lower loan balances. (3) See "Securities Portfolio - Repositioning" slide included herein for comprehensive securities repositioning details. Market Rates(1) 4Q24 3Q24 +9bps 0bps-22bps +$32M +$5M-$75MNII NIM NII & Margin Performance NII protected from falling short-term rates; growth from steeper curve/securities repositioning Other(2) +$5M +1bps $1,244 $1,230 $1,243 3.60% 3.54% 3.55% 4Q23 3Q24 4Q24 NII NIM +$12M +1bps Deposit Cost/Mix FTE NII and NIM ($ in millions) NII Attribution ($ in millions) Drivers of NII and NIM +13bps +$45M Market Rate Impacts - fully protected from Fed cuts 2.34% 2.13% 2.37% 2.07% Qtrly Int-Bearing Rates Mnthly Int-Bearing Rates 3Q24 4Q24 2.00% 2.10% 2.20% 2.30% 2.40% Interest-bearing Deposit Cost Trend 4Q interest-bearing deposit beta = 34% (36% excl. growth in higher yielding deposit types)

21 • Balance sheet position naturally benefits from higher interest rates (i.e. asset sensitive), supported by ◦ Large floating rate loan mix ◦ Large, stable deposit base as evidenced over multiple rate cycles • Fixed-rate securities and receive-fixed hedges insulate the natural interest rate sensitivity in the balance sheet • Current interest rate risk profile is mostly neutral to changes in market interest rates ◦ 2.5 year asset duration ◦ 2.4 year liability duration Floating 60% Fixed 40% Deposits 81% Borrowings 4% Other 3% Equity 11% IB 57% NIB 31% Time 12% Loans 61%Securities 19% Cash 5% Other 15% Floating 32% Fixed (ex Hedges) 46% Fixed Hedges 22% $128B Loans(2)(3) $97B Balance Sheet Profile (As of December 31, 2024) Portfolio Compositions $157B Assets(1) Liabilities & Equity $157B Wholesale Borrowings(2) $6B Deposits (1) Securities includes AFS, the unrealized AFS loss, and HTM securities; cash represents interest-bearing deposits held with the Federal Reserve. (2) Additional hedging detail included on the "Hedge Strategy Update" slide. Excludes forward-starting derivatives (both forward starting cash flow hedges and forward starting fair value hedges on 2Q & 3Q 2024 debt issuances.) (3) ARM mortgage loans are included as floating rate loans.

22 Balance Sheet Positioning Advantage Strong deposit franchise and funding position provide an opportunity for flexibility and margin outperformance in an evolving rate environment **All balances are ending as of 12/31/24; Source: SEC reporting. Loan-to-Deposit Ratio 95% 84% 83% 80% 80% 79% 79% 78% 78% 76% 74% 73% 72% 70% Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 RF Pe er 1 0 Pe er 1 1 Pe er 1 2 Pe er 1 3 Non-interest Bearing (NIB) to Total Deposits 38% 36% 32% 31% 29% 28% 25% 24% 23% 22% 21% 20% 18% 16% Pe er 1 Pe er 2 Pe er 3 RF Pe er 4 Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 Pe er 1 0 Pe er 1 1 Pe er 1 2 Pe er 1 3 Peer Median: 79% Peer Median: 24% Total Liability Cost (%) 2.52 2.50 2.44 2.40 2.39 2.32 2.26 2.23 2.16 2.15 2.13 2.08 1.831.64 Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 Pe er 1 0 Pe er 1 1 Pe er 1 2 Pe er 1 3 RF Peer Median: 2.26% Time Series: NIB to Total Deposits 30.7% 24.4% RF Peer Median 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 20% 25% 30% 35% 40% 45% 50%

23 • Front-book/back-book tailwind - $12B to $14B of annual fixed-rate loan production and securities reinvestment at 1.50% to 1.75% higher yields than those maturing is a primary driver of NII growth • Benefit from higher rates/steepening curve - remain modestly asset sensitive to middle/ long-term rate changes given impact on production/reinvestment yields Qtr 1 Qtr 2 Qtr 3 Qtr 4 5yr UST +0.50% adds +$30M to +$35M full year vs forwards NII Positioning for Changing Rate Environment Mostly "Neutral" interest rate risk position; benefit from steeper curve Adds Floating Rate Exposure Reduces Floating Rate Exposure $49 $8 $(21) $(3) $2 (1) 12/31/24 balance sheet; Floating rate loans excludes Mortgage ARMs; Exposure in $ billions **Short-term tenors include all rate tenors 12 months and shorter; long-term tenors include those beyond 1 year. Loans Cash $(31) Cash Flow Hedges Debt (incl. Hedges) IB Deposits x 35% Beta Residual Exposure Front-book / back- book benefit (12/31 forward rates) Floating Rate Balance Sheet Exposure(1) Future NII Benefit from Fixed-Rate Asset Turnover $(30) 5yr UST -0.50% -$30M to -$35M full year vs forwards Sensitivity to middle/long-term rates • Hedging - offsets contractual floating rate exposure and creates a mostly neutral interest rate risk position, where more or less fed funds cuts will not be a material driver of NII variability • Key Assumption: Deposit Costs/Beta - need mid-30%s falling rate interest-bearing deposit beta to protect NII from fed funds cuts; potential to outperform over longer horizon assuming falling-rate deposit beta more consistent with that observed during rising rate cycle Sensitivity to short-term rates

24 2025 NII(1) Expected Range and Assumptions NII expected to grow in 2025 from asset turnover at elevated rates, more normal banking environment (1) NII represents non-FTE Net Interest Income. ** No additional strategic/in-organic balance sheet changes included in 2025 expectations (e.g. securities repositioning). +5% +2% • Lower long-term interest rates / flatter yield curve (compared to 12/31/2024 forwards) • Declining loan and/or deposit balances • Falling rate deposit beta below mid-30%s; decreasing non-interest bearing deposit mix Base Case Upper End Lower End Expectation: NII expected to continue growth trend in 2025, with fixed-rate asset turnover at elevated rate levels as the primary driver • 1Q25 NII to decline modestly vs 4Q24, from fewer days, seasonally lower deposits, and nonrecurring items • 2025 NII expected to grow between 2 – 5%; NIM increase to 3.60% by 4Q25 • 12/31/2024 forward rates - ~4.50% 10 year U.S. Treasury yield and two fed funds cuts • Average loan balances up ~1% and relatively stable deposits • Mid-30%s int-bearing deposit beta; Non-interest bearing deposit mix stable in the low-30%s • Higher long-term interest rates / steeper yield curve (compared to 12/31/2024 forwards) • Accelerating loan and/or deposit growth • Falling rate deposit beta above mid-30%s; increasing non-interest bearing deposit mix Net Interest Income Trend ($M) NII 2025 NII Guidance Range 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $3,000 $4,000 $5,000 Return to long-term ~4% CAGR after post-pandemic normalization

25 2.50% 5.43% 4.81% 0.82% 1.03% 2.96% 2.68% Fed Funds RF IB Deposit Cost Peer Median 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 4Q24 . —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 59% 35% 55% 55% 29% 43% Peer Median RF '04-'07 Cycle '15-'19 Cycle '21-'24 Cycle 0% 25% 50% 75% (1) Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. (2) Retail CD maturities as of 12/31/2024; balances do not include future rollover Interest-bearing Deposit Costs vs. Peers(1) Full Rising Rate Cycle Interest-bearing Deposit Betas In t- Be ar in g De po si t R at es Regions' Deposit Pricing Deposit Pricing Outperformance Expected to Persist • Regions' deposit composition has led to repricing (betas) among the lowest in the peer group through multiple rising rate cycles • Consistent rate seeking behavior across the last two cycles; higher full cycle beta in '21-'24 driven by magnitude of Fed tightening and duration of tightening cycle • Ability to reprice deposits lower with market rate declines, consistent with mid-30% 4Q24 performance and amount necessary to protect NII; ability to outperform over time as CDs mature and reprice lower 2.34% 2.13% $5.3 $5.1 $0.5 $0.4 4.3% 4.2% 2.7% 3.1% Volume $B Rate 1Q25 2Q25 3Q25 4Q25 Retail CD Maturities (as of 12/31/2024)(2)

26 % of 4 Q 24 E nd in g In te re st -B ea ri ng D ep os it s Interest-bearing Deposits: $88B (labels represent % of IB Deposits) Interest-Bearing Deposit Mix Composition of deposit book affords ability to maintain cost advantage if rates continue to decline; When combined with hedges, creates a well protected margin Low-Beta / Low-Cost(3)Market Priced & CD Maturities(1) (1) Includes deposits with a rate above 400bps and corporate sweep deposits as well as time deposits maturing in the coming 6 months; any time deposits with a rate above 400bps are included in this cohort (2) Comprised of deposits with a rate between 100-400bps and time deposits maturing in the next 6 to 12 months (3) Includes deposits with a rate below 100bps and time deposits with a remaining maturity of more than 12 months Mid-Beta / Mid-Cost(2) Time Deposits All Other Interest-Bearing Deposits 30% 17% 25% 45% • Accounts expected to reprice with market rates, plus near term CD maturities (incl. indexed deposits) • More than 85% of CDs mature within the next 9 months • Beta in falling rates: 80%-100% • Accounts with an intermediate rate • Beta in falling rates: 20-30% • Mostly Consumer/Wealth low rate stable accounts with small account size & customer longevity ◦ $13K avg account balance ◦ Avg acct open for 14+ yrs • Beta in falling rates: 0-10%

27 Asset Hedge Notional (1) Floating rate leg of swaps vs overnight SOFR. (2) Net Asset Swap Position equals Receive-Fixed Cash Flow Swaps - Loans minus Pay-Fixed Fair Value Swaps - AFS Securities. (3) Collars use short interest rate caps to pay for long interest rate floors; weighted avg. floor of 1.86%, weighted avg. cap of 6.22%. (4) Cash flow swaps typically have a different day count convention than fair value swaps, resulting in a lower fixed rate. (Quarterly Avg) 3.00% 3.05% 3.15% 3.30% 3.56% 3.54% 3.61% 3.96% 3.95% 3.85% 3.83% 3.82% 3.75% 3.75% 2025 2026 2027 2028 2029 2030 2031 $21.0B $20.2B $18.7B $14.2B $9.2B $7.9B $3.2B $2.3B $2.3B $2.0B $1.7B $1.4B $0.6B $0.6B $18.7B $17.9B $16.7B $12.5B $7.9B $7.2B $2.6B (Annual Avg) as of 12/31/2024 4Q24 1Q25 2Q25 3Q25 Receive-Fixed, Cash Flow Swaps - Loans $19.4B $21.6B $20.4B $21.1B Pay-Fixed, Fair Value Swaps - AFS Securities $0.8B $2.3B $2.3B $2.3B Net Asset Swap Position(2) $18.6B $19.3B $18.1B $18.8B Receive-Fixed, Cash Flow Swaps - Loans Cash Flow Swap Receive Rate(1) 2.94% 2.99% 3.03% AFS Fair Value Swap Pay Rate(1) 3.96% 3.96% 3.96% $2.0B $2.0B $2.0B $1.0B $0.0B $0.0B $0.0BCash Flow Collars - Loans(3) $1.5B $2.0B $2.0B $2.0B Cash Flow Collars - Loans(3) Hedging Strategy Update Mostly "neutral" IRR position focusing on protecting margin & decreasing capital volatility Cash Flow Hedging - Focused on decreasing NIM volatility • Added $3.0B in forward-starting receive-fixed swaps (3.57%) • Added $2.0B in spot-starting received-fixed swaps (3.76%)(4) to offset interest rate risk associated with fair value, AOCI hedges Pay-Fixed, Fair Value Swaps - AFS Securities Net Asset Swap Position(2) 4Q24 Asset Hedging Activity Fair Value Hedging - Focused on decreasing AOCI volatility in the AFS portfolio • Added $2.0B in pay-fixed swaps (3.86%)(4) with avg maturity in 2030

28 • Portfolio constructed to protect against changes in market rates ◦ Duration of ~4.5 years (AFS ~4.2 years) as of 12/31/2024; provides offset to long-duration deposit book ◦ ~22% of securities in the portfolio are bullet-like (CMBS, corporate bonds, agency bullets, and USTs) ◦ MBS mix concentrated in less sensitive prepayment collateral types: lower loan balances, seasoning, and state-specific geographic concentrations • 98% US Government or Agency guaranteed ◦ ~$630M high quality, investment grade corporate bond portfolio is short-dated (<2.0 year duration) and well diversified across sectors and issuers ◦ The Agency CMBS portfolio is guaranteed by government agencies and is collateralized by mortgage loans on multifamily properties • 86% classified as Available-for-Sale; 14% Held-to-Maturity • Transferred $2B of AFS securities into HTM • Sold ~$700M of AFS securities, realizing $30M in pre-tax losses ◦ Proceeds were reinvested at higher current market yields; +2.2% above sales (~2.7yr payback) ◦ The portfolio mix, duration, and liquidity profile were largely unchanged (extended portfolio duration 0.04yrs) • Reinvestment of paydowns/maturities accretive to portfolio yield by ~1.8% (excludes reinvestment of sales proceeds) Agency/UST 8% Agency MBS 75% Agency CMBS 15% Corporate Bonds 2% Securities Portfolio Provides downside rate protection/liquidity Securities Portfolio Composition(1) $30.7B Securities AOCI Burn Down and Impact to CET1(2) AO CI L os s ( $M ) Cum ulative CET1 Im pact $2,027 $1,604 $1,276 $947 —% 0.34% 0.60% 0.87% AFS HTM Est. CET1 Impact YE 2024 YE 2025E YE 2026E YE 2027E $— $500 $1,000 $1,500 $2,000 $2,500 —% 0.25% 0.50% 0.75% 4Q24 Activity AFS, 86% HTM, 14% (1) Includes AFS securities, the $1.96B unrealized AFS loss, and HTM securities as of 12/31/2024. (2) Estimated Tax-Adjusted AOCI, current portfolio, market forward interest rates, and Risk Weighted Assets as of 12/31/2024. $30.7B

29(1) NII estimate and payback assumptions use Market Forwards as of trade completion dates. (2) Point in time impact; portfolio duration is naturally shortening and repositioning provides offset. Securities Portfolio - Repositioning Provides efficient use of capital/downside rate protection Rationale for Securities Repositioning Efficient Capital Use Portfolio Management Favorable Market • Superior returns vs alternatives (including share repurchases) • Capital neutral w/ full AOCI look through Annual NII Impact (1) ($ in Millions) $43 $85 $70 Q1 Q2 Q3 Q4 2024 2025E 2026E • High absolute market rates and a steepening yield curve enhance attractiveness Execution $ Sold Losses Realized Purchase Yield - Sales Yield Payback Period (1) Duration Extension(2) Q1 2024 $1.3B $50M 1.9% 2.1yrs 0.15yrs Q2 2024 $980M $50M 2.4% 2.6yrs 0.07yrs Q3 2024 $1.3B $75M 2.6% 2.7yrs 0.18yrs Q4 2024 $696M $30M 2.2% 2.7yrs 0.04yrs Total $4.3B $205M 2.3% 2.5yrs 0.44yrs Repositioning Summary Multiple, distinct securities repositioning strategies occurred in 2024 • Sold mostly shorter-duration agency CMBS • Replaced with residential agency MBS with favorable prepayment protection/ profiles and higher market yields • Maintained 4.5yr duration on otherwise naturally shortening portfolio • Provides flexibility for relative value decision making • Replace short- duration bonds that provide little falling rate protection

30 (1) Fair value hedging includes pay fixed swaps and other strategies currently in development, with the balance sheet duration likely offset through the addition of offsetting cash flow hedges against floating rate loans.(2) Includes AOCI from AFS,HTM, and Pension Assets as of 12/31/24 (3) Information as of 12/31/2024; AOCI in CET1 (No AFS Opt Out) includes AOCI related to AFS, HTM and Pension related obligations; Source: Call Reports, RC-R and RC-B. (4) Peers include: CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Securities Portfolio - AOCI Management Positioned to manage level/exposure lower over time -3.5% -3.4% -2.4% -2.0% -2.0% -2.0% -2.0% -2.0% -1.9% -1.8% -1.6% -1.4% -1.3% —% AOCI in CET1 (No AFS Opt Out) Pee r 1 Pee r 2 Pee r 3 Pee r 4 Pee r 5 Pee r 6 Pee r 7 RF Pee r 8 Pee r 9 Pee r 1 0 Pee r 1 1 Pee r 1 2 Pee r 1 3 -4.0% -3.0% -2.0% -1.0% —% Adj. AOCI in CET1 as % of Risk Weighted Assets(3)(4) 12/31/2024 • AOCI associated with unrealized securities gains/ losses is expected to be included as a part of CET1 once B3E rules are finalized (with phase in) ◦ Given Regions’ long duration deposit base, asset duration strategies will still be needed to mitigate inherent interest rate risk exposure • Various strategies may be implemented to reduce capital volatility in the future, including: • In 2024, $4.5B of AFS securities were transferred into HTM (pre- transfer amortized cost) ◦ This AOCI associated with these positions no longer has market risk and will amortize away as the bonds pay down ◦ Increased HTM as % of total securities from 3% to 14% • In December 2024, added $2B fair value swap vs securities (offset with $2B cash flow swap against loans) • Current AOCI at risk in AFS in +/- 100 shock is ~$830M or ~67bps of CET1 ImplementationTactic 1) Held to Maturity (HTM) Designation 2) Shorter Duration AFS Portfolio Migrate AFS securities or add new purchases in HTM • Bond selection • More fair value hedging in portfolio (1) Will migrate towards targets over time; timing dependent on rate entry point and regulatory clarity (i.e. timing / HTM treatment); holding elevated capital in interim 5yr UST C E T1 A O C I 9.5% 9.2% 9.0% 8.8% 8.7% 8.5% 8.2% (1,605) (2,019) (2,226) (2,433) (2,640) (2,847) (3,262) CET1 Incl. AOCI AOCI Excl. CF Hedges ($mm) 3.43% 3.93% 4.18% 4.43% 4.68% 4.93% 5.43% 7.5% 8.0% 8.5% 9.0% 9.5% (3,000) (2,000) (1,000) CET1 including AOCI Sensitivity(2) 12/31/2024

31 QoQ Highlights & Outlook • NIR increased ~2% on a reported basis and included $30M pre-tax loss on securities repositioning in 4Q vs $75M in 3Q; NIR decreased ~5% on an adjusted(1) basis • Service charges, Wealth Management, Card and ATM fees, and Mortgage income were all modestly lower in 4Q, partially offset by an increase in Capital Markets • Market value adjustments on employee benefit assets were a negative $5M in 4Q vs a positive $13M in 3Q; These market valuation changes are offset in NIE (S&B and Other NIE) • Capital Markets, Treasury Management and Wealth Management all generated record revenue in 2024 • Expect Capital Markets revenue to reach ~$100M quarterly run-rate over time; Near-term projections ~$80 – $90M • Expect FY25 adjusted non-interest income to grow between 2 – 4% vs PY(2) $581 $650 $615 4Q23 3Q24 4Q24 ($ in millions) Change vs 4Q24 3Q24 4Q23 Service charges $155 (1.9)% 8.4% Wealth management income 126 (1.6)% 7.7% Card and ATM fees 113 (4.2)% (11.0)% Capital markets (Ex CVA/DVA) 98 5.4% 84.9% Mortgage income 35 (2.8)% 12.9% Non-Interest Income (1) Non-GAAP; see appendix for reconciliation. (2) Expectations assume no impact from pending debit interchange and overdraft proposals. $580 $572 $585 4Q23 3Q24 4Q24 Non-Interest Income ($ in millions) Adj. Non-Interest Income(1) ($ in millions)

32 Track Record of Expanding Fee-Based Services Proven Non-Interest Income ResiliencyAdjusted Non-Interest Income(1) Diversified revenue growth through expanded fee-based services (1) Non-GAAP; see appendix for reconciliation. Amounts disclosed in years 2024-2016 represent the initial amounts reported in the Company's Segment footnote in the Annual 10-K. Amounts disclosed in years 2015-2012 represent the latest year disclosed in the Company's Annual 10-K with some additional adjustments applied to represent the dynamic nature of segment reporting in order to arrive at amounts comparable to segments as currently viewed by management. Amounts in 2011 could not be recast due to lack of available data to create comparable segment disclosures. (2) YoY Client Growth, June '24 to June '23 (3) Highland Associates acquired in 2019; Contributed $8M of NIR in 2024. ($ in millions) Capital Markets • Post the sale of Morgan Keegan in 2012, expanded the business through: ◦ Organic Product Growth: Debt & Capital Raising, Financial Risk Management, Real Estate ◦ Acquisitions: BlackArch – M&A, Clearsight – M&A, Sabal – Agency Small Balance & Servicing Platform Treasury Management • New product development since 2011 accounts for 19% of annual core Treasury Management revenue • Global Trade Finance revenue grew an average of 9.5% annually from 2019-2024 through acquisition of new clients and growth of existing relationships Wealth Management • Divestiture of RIG in 2018 reduced WM NIR ~($140M) annually; 2024 Investment Services and Investment Management & Trust Fees are up $188M vs 2018 (96% Organic(3)); 6-year CAGR of 8.3% • Acquisitions: Highland Associates(3) Consumer • Purchased a $1B credit card portfolio in mid-2011 • Organic growth in the debit card portfolio • Since 2011 expanded mortgage servicing revenue through bulk and flow MSR acquisitions totaling $79B Strategic investments & enhanced client capabilities have generated over $1B in additional revenue since the global financial crisis (GFC), more than overcoming ~$600M of lost revenue • The enactment of Regulation E and debit interchange legislation post GFC had a combined ~$300M negative impact • Overdraft fees have declined ~$300M since 2011, due primarily to customer-friendly enhancements • Evaluating proposed rules impacting Overdraft Fees & Debit Interchange Caps Corporate Consumer Wealth Other Consolidated 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $2,001 $2,473

33 Capital Markets Growing products & services that our clients value Our associates delivered results • 2024 Capital Markets revenue ex. CVA/DVA of $354M up 30% vs 2023, driven by increased Investment Grade bond activity, M&A, Syndications and strong Real Estate multifamily originations • CVA/DVA impact is negative $5M for 2024 • Capital Markets revenue ex. CVA/DVA range expected to be $80M-$90M per quarter in the near-term with expectations of growing to $100M Capital Markets Product Solutions Real Estate • Multi-family loan origination & distribution ◦ Fannie Mae ◦ Freddie Mac ◦ HUD • All property types loan origination & distribution • Real Estate loan syndications • Low income housing tax credit distribution Financial Risk Management • Interest Rate Derivatives • Commodity Derivatives • Foreign Exchange Debt & Capital • Loan syndication • Sponsor coverage • Loan sales & trading • Public and private capital raising Client Coverage Areas • Corporate Banking • Commercial Banking • Commercial Real Estate • Specialized Industries • Wealth Management Capital Markets Annual Revenue (Ex. CVA/DVA)(1) Mergers & Acquisitions • M&A Advisory Services (1) Prior to 2018, Capital Markets Fee income was labeled as "Capital Markets Fee Income and Other". $'s in millions. $65 $101 $151 $159 $201 $188 $263 $323 $303 $272 $354 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

34 +11% Treasury Management Revenue(1) +2% Portfolio of Treasury Management Clients(2) +8% Digital, Payment & Integrated Services Revenue(3) +28% Global Trade Services Dollar Volume(4) Continually Investing in Technology First in the marketplace to launch Visa Commercial Pay- Mobile to provide improved expense tracking and a simplified travel solution Providing real-time cash management analysis for clients with our Cash Flow Advisor tool Added Xpress Connect as a secure print and electronic communications tool to the integrated billing and payments platform, BillerXchange, to provide clients with efficient invoicing and communication capabilities Simplifying cash management for small to mid-size businesses with the launch of CashFlowIQ, offering accounts payable, accounts receivable, invoicing, and bill payment solutions Introduced Embedded ERP Finance, which allows clients to immediately access and review financial accounts and data in real-time within their own ERP platforms. The ability to make payments will be added in the near future. Advising clients on potential fraud risks and available treasury management mitigation solutions and best practices Treasury Management Clients optimize cash flow and manage risk with Treasury Management solutions Global Trade Finance • #1 SBA Export Lender for 5 Consecutive Years • EX-IM Bank Lender of the Year 2020 & Deal of the Year 2022 • SBA Export Working Capital Lender of the Year (2022 & 2019) • Highest Delegated Lender Authority • EX-IM Medium Term Note Financing • Export Working Capital Preferred Lender 2023 Greenwich Excellence Awards - National Winner in Cash Management (1) YTD Treasury Management Revenue Growth, December '24 to December '23. (2) YoY Client Growth, December ‘24 to December ‘23. (3) YTD Digital, Payments & Integrated Revenue, December '24 to December '23. (4) YoY Trade Services Dollar Volume Growth, December ‘24 to December ‘23. Small Business Banking: • Customer Service • Overall Satisfaction with Cash Management Specialist Middle Market Banking: • Customer Service • Overall Product Capabilities • Making Commercial Payments Easier Earning Recognition for Excellence Steadily Growing our Treasury Management Business 2024 Presidential Award For Excellence In Supporting Exports Regions is the only bank to receive the President's "E" Award for Export Service in 2024.

35 Growing our Wealth Management Business(2) +7% Total Client Assets(3) +8% Total WM Relationships(4) +10% WM NIR(1) Wealth Management NIR(1) ($ in millions) The Value We Bring To Our Clients The Client Experience Every client is unique and deserves a tailor-made path to confidently reach their evolving financial goals. Wherever you are, and wherever you are going, we offer a dedicated team, specialized expertise, and investment guidance to help you manage and grow wealth. • Managing Wealth for Individuals and Institutions • Advice & Guidance / Planning / Consultative Approach • Solutions: Wealth Planning, Retirement Planning, Trust & Estates, Digital Investing, Natural Resources & Real Estate, Philanthropic Solutions, Investment Management, Funeral Trust, Custody, Escrows, Corporate Trusts, Business Succession, Brokerage and Life Insurance $306 $322 $337 $382 $419 $451 $495 $235 $243 $253 $278 $297 $313 $338 $71 $79 $84 $104 $122 $138 $157 Investment Management & Trust Fees Investment Services Fee Income 2018 2019 2020 2021 2022 2023 2024 The Voice of the Regions Wealth Client • Continued Strength. Private Wealth Voice of the Client metrics remain strong: ratings on all key loyalty metrics rose compared to prior year. These results are driven by an increase in 5-star scores from clients who are fully satisfied with their advisor team and experience. ◦ The primary indicator of client satisfaction is the Private Wealth Management Index or PWMI. For 2024, the PWMI rose by 3.7 points and stands at 83.2% - up from 79.5% last year. • Impact of the Relationship Team. Clients are very satisfied with their team – 93% of clients gave their primary point of contact a 5-star rating. The majority of clients identified their Wealth Advisor as their primary point of contact, which aligns with our desired delivery model. • Impact of Wealth Planning.  Wealth Planning remains a differentiator in client engagement and satisfaction – 72% of clients say they have had a Wealth Plan discussion. Wealth Planning unlocks deeper engagement and satisfaction– clients with a Wealth Plan score significantly higher across all key metrics evaluated. • Focus on Action. Launched a new Voice of the Client Insights Dashboard to empower leaders and advisors with actionable client feedback. (1) WM NIR does not include the top of company portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to WM. 2024 vs 2023 (2) YoY comparisons as of 12/31/24 unless otherwise noted. (3) Client Assets consists of AUA, Brokerage Assets and Annuity Assets. (4) Total WM Relationships consists of Total Private Wealth Households, Institutional Accounts, and Investment Services Accounts. Wealth Management Specialized expertise and tailored investment guidance to manage and grow wealth 8.3% CAGR

36 Mortgage Remains a key component of fee revenue (1) Mortgage Bankers Association – January 2025 Forecast. (2) Includes residential owned portfolio and serviced for others. (3) MBA/Stratmor PGR 1H24. Mortgage Income ($ in millions) Strong Performance Industry-Leading Low-Cost Servicer Delivery Efficiency • Mortgage Income: $146M FY24; $109M FY23 • Portfolio 757 Avg. FICO | 52% current LTV • $382K Avg. New Loan Size • Production exceeds market in percentage of purchase production volume at 82% in 4Q24 vs 62% for the industry(1) • $88B servicing portfolio(2) as of 4Q24 with capacity for $100B+ • $9.7B in MSRs acquired in 2024 with bulk and flow purchases • Importance of Scale: Servicing fees help offset production declines in elevated rate cycles • Servicing expense 14% lower than peer average(3) • 32% lower origination and fulfillment cost than peer average(3) • Omnichannel capabilities & partnership with retail bank create competitive advantage $137 $163 $333 $242 $156 $109 $146 Production Revenue Servicing and MSR/Hedge Revenue 2018 2019 2020 2021 2022 2023 2024

37 QoQ Highlights & Outlook • NIE decreased ~3% on a reported basis and ~4% on an adjusted basis,(1) with declines in S&B and Visa Class B shares where 3Q litigation escrow funding did not repeat • Salaries & benefits decreased ~4% due primarily to the reversal of HR related asset valuations offset in NIR • 1Q25 S&B will include seasonal increases vs 4Q: 401(k) matching reset ~$12M, Payroll tax reset ~$17M, and Merit (effective March 1st) ~$3M • Committed to prudent expense management, focusing on largest categories - S&B, occupancy and vendor spend • Expect FY25 adjusted NIE (inclusive of investments) to be up approximately 1 – 3%; Expect to generate positive operating leverage $1,185 $1,069 $1,038 65.0% 59.3% 56.8% Non-interest expense Efficiency ratio 4Q23 3Q24 4Q24 $1,038 $1,069 $1,029 $53 $— 56.9% 56.9% 55.4% Adjusted non-interest expense Incremental operational losses Adjusted efficiency ratio 4Q23 3Q24 4Q24 Non-Interest Expense (1) (1) Non-Interest Expense ($ in millions) Adj. Non-Interest Expense(1) ($ in millions) $3,387 $3,419 $3,434 $3,443 $3,541 $3,698 $3,886 $4,262 $4,227 $135 $22 Adjusted non-interest expense Incremental operational losses Include expenses associated with acquisitions 2016 2017 2018 2019 2020 2021 2022 2023 2024 2.8% CAGR Adj. Non-Interest Expense(1) ($ in millions) (1) (2) (1) Non-GAAP; see appendix for reconciliation. (2) 2Q20 acquisition of Ascentium Capital and 4Q21 acquisitions of EnerBank, Sabal Capital Partners, and ClearSight Advisors.

38 Efficiency Ratio vs. Peers 4Q24 Efficiency Ratio vs. Peers FY24 Efficiency Ratio vs. Peers 52.7% 54.7% 55.3% 55.4% 56.1% 57.7% 58.8% 59.5% 60.1% 60.9% 61.9% 65.4% 69.0% 69.8% Peer 1 Peer 2 Peer 3 RF Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 54.1% 55.5% 56.1% 57.0% 57.0% 58.2% 59.1% 59.8% 60.1% 61.8% 64.6% 65.2% 69.3% 70.3% Peer 1 Peer 2 Peer 3 Peer 5 RF Peer 4 Peer 7 Peer 8 Peer 6 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 (1) Efficiency ratios per S&P Global Market Intelligence. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB and ZION.

39 $98.4 $96.8 $96.7 $64.9 $63.6 $63.5 $33.5 $33.2 $33.2 4Q23 3Q24 4Q24 $98.3 $97.0 $96.4 $64.9 $63.8 $63.2 $33.4 $33.2 $33.2 4Q23 3Q24 4Q24 Average Loans & Leases ($ in billions) Business LoansConsumer Loans Ending Loans & Leases ($ in billions) Loans QoQ Highlights & Outlook • Avg and ending loans declined modestly on a QoQ basis • Avg business loans decreased modestly; Customers carrying more liquidity & utilization rates remain below historic levels • Pipelines and commitments are trending up; Anticipate growth in 2H25 • Avg consumer loans remained stable as modest growth in credit card was offset by declines in other categories • Expect 2025 average loan balances to be up ~1% compared to 2024 as growth in C&I is expected to be partially offset by declines in CRE

40 $49.3 $4.9 $0.3 $6.5 $2.2 Commercial and Industrial CRE Mortgage - OO CRE Construction - OO IRE - Mortgage IRE - Construction 4Q24 Average Loan Composition $20.2$5.5 $6.1 $1.4 Mortgage Home Equity Other Consumer Consumer Credit Card Average Consumer Loans $33.2B Average Business Loans $63.2B ($ in billions)($ in billions)

41 Consumer Lending Portfolio • Avg. origination FICO 757 • Current LTV 52% • 99% owner occupied • 4Q24 QTD NCO 0.00% • Avg. origination FICO 779 • Current LTV 36% • 60% of portfolio is 1st lien • Avg. loan size $34,788 • $137M to convert to amortizing or balloon during 2025 • 4Q24 QTD NCO (0.02%) • Avg. origination FICO 778 • Avg. new loan $15,785 • 4Q24 Yield 7.82% • 4Q24 QTD NCO 1.90% • Avg. origination FICO 772 • Avg. new line $8,029 • 4Q24 Yield 14.37% • 4Q24 QTD NCO 3.94% 4% 6% 5% 5% 10% 6% 8% 15% 9% 81% 67% 78% 2% 2% 2% Cons R/E secured Cons non-R/E secured Total consumer Not Available Above 720 620-680 Below 620 681-720 Consumer FICO Scores(1) (1) Refreshed FICO scores as of 12/31/2024. Consumer R/E secured balances comprise 77% of the Consumer portfolio while Consumer non-R/E balances comprise 23% of the Consumer portfolio. (2) Regions' Home Improvement Financing was formerly known as EnerBank. Residential Mortgage Consumer Credit Card Home Equity Home Improvement Financing(2)

42 Ascentium & Home Improvement Financing (1) Key portfolio metrics were provided with the company's original acquisition announcement on Form 8-K dated February 27, 2020. (2) Regions' Home Improvement Financing previously known as EnerBank. Key portfolio metrics were provided with the company's original acquisition announcement on Form 8-K dated June 8, 2021. (3) Represents ending loan balance from June 2020 to December 2024. 4Q24 Ascentium Capital Home Improvement Financing 4Q Average Balances $2.6B $5.2B 4Q Portfolio Yield 8.3% 7.8% 4Q Going-on Yield 9.5% 9.7% 4Q NCOs 1.95% 1.90% Ascentium Capital(1) Origination Growth • Since acquisition, Ascentium Capital has grown by 39%(3) • 53% of branches are actively offering Ascentium solutions • In-footprint opportunities exist with the over 400k Small Business customers currently banked within the Consumer Branch network • Contributing to strategic growth are transactions originated through cross-marketing relationships with Commercial Banking, Small Business Banking, and Home Improvement Finance Credit • Instilled risk based pricing • NCOs have reverted to pre-pandemic levels and delinquencies have been range bound Production • 4Q24 volume was the strongest quarter of 2024 and up 10% from the prior year quarter Home Improvement Financing(2) Credit • Prime/Super-prime focus has resulted in a strong portfolio credit profile; average FICO of 752 Growth Opportunities • The integration and rebranding of EnerBank to Regions Home Improvement Financing has led to focused efforts on leveraging relationships across the organization to drive growth opportunities through cross-marketing Strong Pipeline • Strong existing relationships provide a base of consistency while continuing to focus on adding high quality independent contractors and program sponsors Production • 2024 full year loan production was challenged by economic conditions and competitive pressures. However, the persistently high cost of housing and expectations for interest rates to remain higher may drive consumers to opt to improve their existing home instead of building or moving, providing a tailwind for loan production in 2025.

43 All Other Commercial 3.6% Investor Real Estate 13.7% Financial Services 13.3% CRE Unsecured, including REITs 10.4% Govt. Education 10.0% Consumer Services 8.6% Technology Services 6.6% Manufacturing 7.9% Energy 2.1% Agriculture .3% Utilities 3.7% Business Services 7.8% Distribution 6.7% Healthcare 5.3% Highly Diversified Business Portfolio $63.6B(1) (1) Balances as of 12/31/2024. (2) CRE Unsecured consists 76% of REITs. (2)

44 Commercial Real Estate (Outstanding balances as of December 31, 2024) Highly Diversified Portfolio (IRE including Unsecured CRE) (1) Excludes $5.2B of Owner-occupied CRE whose source of repayment are individual businesses, and whose credit performance resembles Commercial during periods of stress. (2) Based off 09/30/2024 Risk Based Capital estimate. Supervisory limits in the December 2006 joint regulatory issuance "Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices". Res. Homebuilders 7.1% Other 1.7% Hotel 5.1% Healthcare 7.4% Retail 9.5% Residential Land 0.4% Office 9.6% Data Center 2.2% Diversified 11.4% Industrial 15.0% Commercial Land 0.1% Self Storage 1.9% Apartments 28.6% $15.3B $ in billions % of Total Loans Unsecured CRE (incl. REITS) $ 6.6 6.8 % IRE 8.7 9.0 % Total(1) $ 15.3 15.8 % Yearly Loan Maturities 3% 32% 28% 24% 8% 4% 1% Multi-Family Office Other Real Estate Total Real Estate Matured 2025 2026 2027 2028 2029 >5years $— $1,000 $2,000 $3,000 Office 4% Data Center 4% Diversified 20% Apartments 5% Hotel 12% Industrial 26% Other 2% Self Storage 5% Retail 22% REITs within Total: $5.2B • Unsecured loans for RE purposes generally have low leverage, with strong access to liquidity ◦ 64% of REIT outstanding balances are investment grade or mapped to an IG risk rating, which provides loss insulation to the overall portfolio ◦ Balance of remaining unsecured is primarily to institutional RE Funds backed by predominantly IG sponsors • Total IRE (incl unsec. CRE) to Risk Based Capital(2): 105% and Construction, Land, and Acq. & Dev. to Risk Based Capital: 19% are well below supervisory limits (300%/100%) Key Portfolio Metrics

45 CRE- Office Portfolio (Outstanding balances as of December 31, 2024) (1) $ in Millions. Amounts include IRE and CRE Unsecured loans but exclude Held For Sale loans. Metrics represent 12/31/2024 results except for charge-offs, which reflects results for the 12 months ended December 31, 2024, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. (2) Stressed LTV based on GreenStreet's Commercial Property Price Index as of January 7, 2025; applied the "Recent Peak" discount to properties where the latest appraisal is >1 year (36% discount); applied the "Past 12 Months" discount to properties where an appraisal occurred within the last year (1% discount). (3) Includes matured balances. (4) Comprised of REITs and business banking borrowers. • Business Offices secured = 89% / unsecured = 11% • WA LTV 69% (based on appraisal at origination or most recent received); Stressed WA LTV 85% using GreenStreet(2) • 60% of secured outstanding IRE balances are located in the South of which 90% is Class A • Investment Grade tenants make up 79% of Single Tenant IRE balances • For Office loans maturing in the next 12 months, properties are 83% leased on average (83% occupied) • $743M or approximately 50% of total Office balances will mature in the next 12 months(3) • Rents have reduced slightly or remain flat from pre-COVID levels while capital costs (i.e., tenant improvements) and rent concessions are high, contributing to a substantial decline in net effective rents Key Portfolio Metrics(1) Balances $1,473 % of Total Loans 1.5% NPL $241 NPL / Loans 16.3% Charge-offs $32 Charge-offs / Loans 2.1% ACL $111 ACL / Loans 7.5% Ongoing Portfolio Surveillance 58% 42% Multi-Tenant Single Tenant 93% 7% Class A Class B Investor Real Estate Office Portfolio Overview 80% 20% Suburban Urban ACL Rates Single Tenant Multi Tenant Miscellaneous(4) 4.0% 12.6% 2.4%

46 Transportation - Trucking (Outstanding balances as of December 31, 2024) (1) $ in Millions. Metrics represent 12/31/2024 results except for charge-offs, which reflects results for the 12 months ended December 31, 2024, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. Metrics are inclusive of the Ascentium portfolio. QoQ balance increase primarily due to an existing credit totaling ~$117 million being reclassed to Trucking better aligning the core collateral ; excluding this reclass, Trucking balances were down slightly QoQ. Key Portfolio Metrics(1) Balances $1,514 % of Total Loans 1.6% NPL $105 NPL / Loans 7.0% Charge-offs $35 Charge-offs / Loans 2.4% ACL $82 ACL / Loans 5.4% • The trucking industry enters 2025 showing positive signs with the stabilization of truckload capacity, firm growth in retail spending, and an expected uptick in industrial production • While there is optimism for the industry, the recovery in 2025 is expected to be gradual • Recent measures of freight demand remained mostly positive • Our strategy remains primarily centered around larger, existing clients and slowing originations of smaller trucking deals at this point in the cycle Ongoing Portfolio Surveillance

47 QoQ Highlights & Outlook • Ending and average deposits grew modestly QoQ, consistent with normal year-end seasonality • Commercial deposit growth driven primarily by public funds clients' year-end tax inflows; Expect reversion in 1Q, partially offset by consumer deposit growth from tax refunds • NIB mix has remained steady in the low 30% range, despite modest growth in IB commercial deposits • Anticipate overall balances to grow modestly after 1Q • Expect 2025 average deposits to be relatively stable compared to 2024 $127.8 $126.4 $127.6 $80.0 $78.9 $78.6 $36.9 $37.0 $38.4 $7.7 $7.5 $7.7 $3.2 $3.0 $2.9 4Q23 3Q24 4Q24 $126.4 $126.0 $126.5 $79.4 $78.9 $78.5 $36.3 $36.9 $37.4 $7.7 $7.4 $7.5 $3.0 $2.8 $3.1 1.41% 1.60% 1.47% 4Q23 3Q24 4Q24 (1) Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits). (2) IB deposit costs were 2.34%, 2.34%, and 1.81% in 3Q24, 2Q24, and 3Q23, respectively. Average Deposits by Segment ($ in billions) Deposits Deposit trends are stabilizing Wealth Mgt Other(1) Consumer Bank Corporate Bank Ending Deposits by Segment ($ in billions) Total Deposit Costs (2)

48 • Pre-pandemic, customers maintained a relatively steady ratio of checking balances to spending activity. • After a period of elevated balances during 2020-2023, customers in aggregate hold 1.6x monthly spend versus a pre- pandemic average level of ~1.7x. • The moderately lower ratio is largely driven by more affluent customers now operating below their pre-pandemic trend level given their higher opportunity cost for low interest-bearing cash. Checking Balances & Spending Levels % C ha ng e vs . 2 01 9 Change in Checking Deposits Change in Spending Activity 2019 Average 1Q22 4Q24 —% 20% 40% 60% Balances and Avg Monthly Consumer & Wealth Spending vs. 2019(1) 1.7x 2.2x 1.9x 1.7x 1.6x 2019 Average 1Q22 1Q23 1Q24 4Q24 Ratio of Consumer & Wealth Checking Balances to Monthly Spending(1) (1) Balances are consumer and private wealth checking average balances and exclude branch small business. Spending includes all debit activity except wires and internal transfers between Regions accounts; ratio reflects an average of the months in the period.

49 Diversified Deposit Base Insured/Uninsured Deposit Mix(1)(2) • ~73% of Total Deposits are covered by FDIC insurance or are collateralized (Public Funds or Trust); >95% of Total Deposits are associated with customers who reside within our 15-state branch footprint • Wholesale deposits are well-diversified with no single industry accounting for more than 15% of wholesale deposits as of 12/31/2024 • A vast majority (91%) of retail deposits are covered by FDIC insurance • No single depositor exceeds 1% of total deposits • Average Consumer NIB Account balance of ~$5,100 (as of 4Q24) • >90% of consumer checking households include a high- quality checking account(3); further, >60% of consumer deposit balances are with customers that have been with Regions for 10 years or more • Relative to peers, RF has a low concentration of brokered or reciprocal deposits, leaving ample capacity for further strategic use of the products if desired Retail Insured $78.8 Public Funds + Trust $10.7 Wholesale Insured $4.0 Wholesale Operational Uninsured $14.8 Wholesale Non-Operational Uninsured $11.4 Retail Uninsured $7.9 Other $0.1 Less Stable Categories (1) $ in billions as of 12/31/2024. (2) Data and categorization reflects FR 2052a (Complex Institution Liquidity Monitoring Report) methodology. (3) High quality checking account estimates are based on multiple individual account behaviors and activities (e.g., balances and transaction levels). More Stable Categories $128B

50 Deposit Advantage Well diversified deposit base vs. peers (1) As of 12/31/2024. Source: Bank Call Reports / SEC filings. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. ...Resulting in one of the highest mix of FDIC insured deposits amongst peers % of Total Deposits Insured By FDIC(1)% of Total Deposits Balance in Accounts Less than $250k(1) Regions holds a larger proportion of smaller deposit balance accounts when compared to the industry... 4Q24 Cumulative IB Deposit Beta 67% 63% 60% 59% 56% 56% 56% 56% 53% 53% 52% 51% 51% 49% Peer 3 RF Peer 8 Peer 2 Peer 6 Peer 4 Peer 5 Peer 7 Peer 9 Peer 1 Peer 12 Peer 10 Peer 13 Peer 11 55% 54% 53% 50% 49% 47% 47% 46% 43% 43% 42% 41% 41% 39% Peer 1 RF Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 34% 39% 40% 42% 45% 48% 53% 53% 55% 56% 58% 60% 61% 69% RF Peer 10 Peer 1 Peer 9 Peer 4 Peer 7 Peer 3 Peer 12 Peer 11 Peer 2 Peer 8 Peer 6 Peer 5 Peer 13 • Regions ranks at or near the top vs. peers in several metrics measuring the retail/granular nature of our deposit base • These facts bear out in the advantaged beta observed this cycle

51 QoQ Highlights & Outlook • Declared 4Q common dividends of $226M and executed $58M in share repurchases • Dividend payout target of 40-50% of earnings • In near term, will manage adjusted CET1(1)(4) (inclusive of AOCI) closer to 9.25 – 9.75% operating range • Common book value per share of $17.77 and Tangible common book value per share(4) of $11.42, a 4% and 6% increase respectively YoY • Total Liquidity Sources well above required levels as informed by internal liquidity stress testing; Fed cash expected to remain relatively stable at these levels • Including capacity at the discount window, liquidity to uninsured deposits ratio is ~184%(5) 10.3% 10.6% 10.8% 4Q23 3Q24 4Q24 Capital and Liquidity 11.6% 12.0% 12.2% 4Q23 3Q24 4Q24 Tier 1 Capital Ratio(1) Common Equity Tier 1 Ratio(1) Position ($B) as of 3Q24 4Q24 Cash at the Federal Reserve(2) $ 7.8 $ 7.7 Unencumbered Investment Securities(3) 25.2 23.1 Federal Home Loan Bank Availability 8.3 10.2 Discount Window Availability 20.9 21.6 Total $ 62.2 $ 62.6 (1) Current quarter ratios are estimated. (2) Fed master account closing balance only. Does not include other small in transit / processing items included in Call Report or SEC reports. (3) Unencumbered Investment Securities comprise securities that are eligible as collateral for secured transactions through market channels or are eligible to be pledged to the Federal Home Loan Bank, the Federal Reserve Discount Window, or the Standing Repo Facility. (4) Non-GAAP; see appendix for reconciliation. (5) This ratio excludes intercompany and secured deposits. Total Liquidity Sources

52 Common Equity Tier 1 10.3% 10.4% 10.6% 10.8% 8.2% 8.2% 9.1% 8.8% Reported CET1 Ratio Adjusted CET1 Inclusive of AOCI Operating Range 1Q24 2Q24 3Q24 4Q24 CET1 Under Basel III Endgame (B3E) B3E Update • B3E has yet to be finalized but expect AOCI to be included in Regulatory Capital • CET1 inclusive of AOCI declined linked-quarter given higher interest rates, somewhat offset by capital accretion and volatility management activities in the quarter ◦ CET1 adjusted to include AOCI at 12/31 fell 30 bps to an estimated 8.8%(2) ◦ In the near term, expect to manage CET1 inclusive of AOCI closer to 9.25% - 9.75% Operating Range; Creates meaningful flexibility Volatility Management • Reclassified Available-for-Sale securities into Held-to-Maturity to reduce volatility; ~14% of portfolio in HTM at year-end ◦ $2.0B in 4Q24; $2.5B in 3Q24 ◦ Added $2.0B AFS swaps • Over time, we will consider additional actions to further manage AOCI volatility: ◦ Held-to-Maturity ◦ Derivative Hedging ◦ Asset Selection (1) (1) Current quarter ratio is estimated. (2) Non-GAAP; see appendix for reconciliation. (2) Operating Range | 9.25% - 9.75%

53 6.79% 6.42% 6.55% 7.37% 6.86% 8.50% 8.34% 8.50% 8.47% 8.57% TCE Ratio Adjusted TCE Ratio, ex-AOCI 4Q23 1Q24 2Q24 3Q24 4Q24 5% 6% 7% 8% 9% 10% Tangible Common Equity (1) Non-GAAP, see Appendix for reconciliation. • Higher levels of interest rates are generally beneficial to Regions through expansion in net interest margin and deposit value ◦ However, higher rates also result in unrealized losses within our securities and cash flow hedging portfolios which act as a drag on our ratio of TCE to Tangible assets Tangible Common Equity(1)

54 0.96% —% 0.50% 1.00% 1.50% 2.00% 2.50% 0.49% —% 0.50% 1.00% 1.50% 2.00% Historical Credit Profile Non-Performing Loans Total Net Charge-Offs 1Q20 4Q24 4Q221Q20 4Q22 4Q24 • Non-Accrual and loss rate levels have reverted to historical pre-pandemic ranges as expected Average Pre-Pandemic 0.46% Average Pandemic 0.35% Average Pre-Pandemic 1.07% Average Pandemic 0.64% 1Q13 1Q13

55 0.66% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0.40% —% 0.50% 1.00% Consumer Net Charge-Offs(2) Commercial Net Charge-Offs(1) 1Q20 4Q24 4Q22 1Q20 4Q22 4Q24 (1) Includes C&I, CRE - OO and IRE. (2) The spike in Consumer net charge-offs in late 2013 was associated with the move of ~$700M primarily accruing troubled debt restructured residential first mortgage loans to held for sale resulting in ~$150M of charge-offs. The spikes in 3Q22 and 4Q23 were associated with the fair value marks taken on the sales of ~$1.2B and ~$300M consumer unsecured loan portfolios resulting in $63M and $35M of incremental charge-offs, respectively. Average Pre-Pandemic 0.27% Average Pandemic 0.25% Average Pre-Pandemic 0.78% Average Pandemic 0.53% 1Q13 1Q13 Historical Credit Profile

56 QoQ Highlights & Outlook • 4Q annualized NCOs totaled 49bps, increasing 1bp LQ driven primarily by loans in previously identified portfolios of interest; FY NCOs were 47bps • NPLs increased 11bps to 96bps due primarily to loans in previously identified portfolios of interest; This metric remains below our pre- pandemic historical average of 107bps; Business services criticized loans remained stable • Provision was approximately equal to NCOs at $120M with the resulting ACL ratio unchanged at 1.79% ◦ ACL on Office Portfolio increased to 7.5%; Remain confident about composition of Office Portfolio • "Through-the-cycle" NCO range remains 40-50bps; Expect FY25 NCOs to be toward the upper end of this range attributable primarily to credits within previously identified portfolios of interest that are already reserved for (1H25 NCOs expected to be higher than 2H25) Asset Quality Customers remain healthy - Credit Metrics within expectations $1,700 $1,728 $1,729 1.73% 1.79% 1.79% 211% 210% 186% ACL ACL/Loans ACL/NPLs 4Q23 3Q24 4Q24 $132 $117 $119 0.39% 0.48% 0.49% 0.54% 0.48% 0.49% NCOs Adjusted NCOs Ratio NCOs Ratio 4Q23 3Q24 4Q24 $805 $821 $928 0.82% 0.85% 0.96% NPLs - excluding LHFS NPL/Loans 4Q23 3Q24 4Q24 (1) $ in Millions. Net Charge-Offs(1) Allowance for Credit Losses (ACL)(1) Non-Performing Loans (NPLs)(1)

57 Portfolios of Interest • Regions continues to closely monitor and manage the higher risk and most rate sensitive parts of the portfolio • Higher for longer interest rates will continue to place stress on borrowers, especially within these segments • Enhanced quarterly credit servicing of these portfolios continues to occur with active portfolio management and dynamic rating determinations • No new loan originations are being contemplated in the Office portfolio • Client activity in the senior housing sector has been limited for several years as the portfolio has recovered from lows of 2020-2021 but signs of improvement have been observed with expected improvements to continue in 2025 • Continued focus on credit risk management of existing Trucking portfolio; maintaining proactive client outreach Key Portfolio Actions Taken Key Portfolio Metrics(1) Office Senior Housing(2) Trucking Commitments (CMT) $1,546 $1,215 $1,941 Balances $1,473 $1,077 $1,514 % of Total Loans 1.5% 1.1% 1.6% Non-Performing Loans (NPL) $241 $114 $105 NPL / Portfolio Loans 16.3% 10.6% 7.0% NPL Paying Current 57.0% 54.8% 77.4% Charge-offs $32 $10 $35 Charge-offs / Loans 2.1% 0.8% 2.4% ACL / Loans 7.5% 3.7% 5.4% Commitment Reduction from Peak(3) (53)% (23)% (10)% (1) $ in Millions. Loan commitments and outstanding balances are as of December 31, 2024. Charge-off data reflects results for the 12 months ended December 31, 2024, annualized, based on average balances. (2) Senior Housing represents the CRE portfolio and excludes ~$147M in non-real estate commercial loans in the Senior Housing sector. (3) Represents current reduction in commitments from peak exposure between 06/30/2020 and 12/31/2024.

58 $1,728 $56 $(5) $(50) $1,729 Allowance for Credit Losses 12/31/2024 • 4Q allowance essentially flat compared to the prior quarter, resulting in a $120M provision expense • A consistent ACL resulted from: ◦ Increases in Specific Reserve borrowers driven by non-performing loans in previously identified portfolios of interest ◦ Some improvement in the economic forecast and reductions in qualitative adjustments as more of the risk is captured in the model and Specific Reserves ($ in millions) 09/30/2024 Portfolio Changes Economic/ Qualitative Changes Specific Reserve Changes QoQ Highlights

59 Pre-R&S period 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 4Q2026 Real GDP, annualized % change 2.5% 2.2% 2.0% 2.3% 2.2% 1.9% 2.0% 1.9% 1.9 % Unemployment rate 4.2% 4.2% 4.3% 4.3% 4.2% 4.1% 4.1% 4.0% 3.9 % HPI, year-over-year % change 3.1% 2.6% 2.4% 1.8% 1.4% 1.5% 1.7% 1.9% 2.2 % CPI, year-over-year % change 2.6% 2.3% 2.3% 2.7% 2.6% 2.6% 2.5% 2.4% 2.3 % Base R&S Economic Outlook (As of December 2024) • A single, base economic forecast represents Regions’ internal outlook for the economy over the reasonable & supportable forecast period • Economic uncertainty is accounted for through qualitative adjustments to our modeled results • Management considered alternative internal and external forecasts to establish appropriate qualitative adjustments • Final qualitative adjustments included consideration of the allowance's sensitivity to economic uncertainties that reflected a 15-20% increase in the unemployment rate

60 As of 12/31/2024 Day 1 Ratios (in millions) Loan Balance ACL ACL/Loans Actual Proforma C&I $46,955 $581 1.24 % CRE-OO mortgage 4,841 108 2.22 % CRE-OO construction 333 9 2.75 % Total commercial $52,129 $698 1.34% 1.33% 1.32 % IRE mortgage 6,567 216 3.29 % IRE construction 2,143 31 1.47 % Total IRE $8,710 $247 2.84% 1.06% 1.06 % Residential first mortgage 20,094 106 0.53 % Home equity lines 3,150 86 2.73 % Home equity loans 2,390 27 1.12 % Consumer credit card 1,445 122 8.44 % Other consumer 896 65 7.26 % Total consumer $27,975 $406 1.45% 1.73% 1.43 % Sold/Acquired Portfolios(1) $7,913 $378 4.79% 5.92% 4.79 % Total $96,727 $1,729 1.79% 1.71% 1.61 % Allowance Allocation Regions "Day 1" CECL ACL ratio on 1/1/2020 was 1.71%. The company has executed a number of de-risking strategies that have improved the overall loan portfolio. Taking the 4Q24 loan portfolio and applying the "Day 1" ACL rates would produce a proforma Day 1 ACL ratio of 1.61%. (1) Sold portfolios since Day 1 CECL include SoFi, GreenSky and Auto. Acquired portfolios include Ascentium and EnerBank.

61 Expectations for 1Q25 & Beyond(3) • NII expected to continue growth trend in 2025, with fixed-rate asset turnover at elevated rate levels as the primary driver ◦ 1Q25 NII to decline modestly vs 4Q24 • NIM increase to 3.60% by 4Q25 • Expect Capital Markets quarterly revenue to be ~$80-$90M in the near-term • Expect to generate FY positive operating leverage in 2025 • In the near term Expect to manage adjusted CET1(1) (inclusive of AOCI), closer to our 9.25 – 9.75% operating range 2025 Expectations (1) Non-GAAP, see appendix for reconciliation of 2024 amounts. (2) Due to the complexity and inherent difficulty in forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Company’s control or cannot be predicted without unreasonable effort, a reconciliation of these forward-looking non-GAAP measures to their most directly comparable GAAP financial measures has not been provided. The reconciliation of these forward-looking non-GAAP financial measures to their comparable GAAP financial measures following the end of 2025 is expected to be consistent with the historical reconciliation of such measures. (3) Expectations assume forward market rates as of 12/31/2024. (4) Expectations assume no impact from pending debit interchange and overdraft proposals. FY 2025 Expectations Net Interest Income (vs. 2024 of $4,818)(3) up 2 – 5% Adjusted Non-Interest Income (vs. adjusted 2024 of $2,473)(1)(2) up 2 – 4%(4) Adjusted Non-Interest Expense (vs. adjusted 2024 of $4,227)(1)(2) up 1 – 3% (Inclusive of investments) Average Loans (vs. 2024 of $97,036) up ~1% Average Deposits (vs. 2024 of $126,615) relatively stable Net Charge-Offs / Average Loans 40 – 50 bps (Expect to be toward upper end ) Effective Tax Rate 20 – 21%

Appendix

63 Management uses computations of earnings and certain other financial measures, which exclude certain adjustments that are included in the financial results presented in accordance with GAAP, to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non-GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Net loan charge-offs (GAAP) are presented excluding adjustments to arrive at adjusted net loan-charge offs (non-GAAP). Adjusted net loan charge-offs as a percentage of average loans (non-GAAP) are calculated as adjusted net loan charge-offs (non-GAAP) divided by average loans (GAAP) and annualized. Regions believes that the exclusion of these adjustments provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Tangible common shareholders’ equity, tangible common book value per share, and return on average tangible common shareholders' equity (ROATCE) ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity, tangible common book value per share, and ROATCE are not formally defined by GAAP or prescribed in any amount by federal banking regulations they are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Adjustments to shareholders' equity include intangible assets and related deferred taxes and preferred stock. Additionally, adjustments to ROATCE include accumulated other comprehensive income. The Company also presents accumulated other comprehensive income excluding adjustments to arrive at adjusted accumulated other comprehensive income (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. CET1 is a capital adequacy measure established by federal banking regulators under the Basel III framework. Banking institutions that meet requirements under the regulations are required to maintain certain minimum capital requirements, including a minimum CET1 ratio. This measure is utilized by analysts and banking regulators to assess Regions’ capital adequacy. Under the framework, Regions elected to remove the effects of certain portions of AOCI in the calculation of CET1. Adjustments to the calculation prescribed in federal banking regulations are considered to be non-GAAP financial measures. Adjustments to CET1 include certain portions of AOCI to arrive at CET1 inclusive of AOCI (non-GAAP), which is a potential impact under recent proposed rulemaking standards. Since analysts and banking regulators may assess Regions’ capital adequacy using proposed rulemaking standards, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Non-GAAP Information

64 Non-GAAP Reconciliation Adjusted Net Charge-Offs and Ratio For the Quarter Ended ($ amounts in millions) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Net loan charge-offs (GAAP) $ 119 $ 117 $ 101 $ 121 $ 132 Less: charge-offs associated with the sale of loans — — — — 35 Adjusted net loan charge-offs (non-GAAP) $ 119 $ 117 $ 101 $ 121 $ 97 Net loan charge-offs as a % of average loans, annualized (GAAP) 0.49% 0.48% 0.42% 0.50% 0.54 % Adjusted net loan charge-offs as a % of average loans, annualized (non-GAAP) 0.49% 0.48% 0.42% 0.50% 0.39%

65 Non-GAAP Reconciliation Non-Interest Expense Twelve Months Ended December 31 ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 4,242 $ 4,416 $ 4,068 $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: FDIC insurance special assessment (16) (119) — — — — — — — Contribution to Regions Financial Corporation foundation — — (3) (10) — (60) (40) — Professional, legal and regulatory expenses (3) (1) (179) (15) (7) — — — (3) Branch consolidation, property and equipment charges (3) (7) (3) (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — — — (4) — — Early extinguishment of debt 4 — (20) (22) (16) — — (14) Salary and employee benefits—severance charges (30) (31) — (6) (31) (5) (61) (10) (21) Acquisition expense — — — (1) — — — — Other miscellaneous expenses $ 37 Adjusted non-interest expense (non-GAAP) $ 4,227 $ 4,262 $ 3,886 $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

66 Non-GAAP Reconciliation Pre-Tax Pre-Provision Income (PPI) Quarter Ended ($ amounts in millions) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Net income available to common shareholders (GAAP) $ 508 $ 446 $ 477 $ 343 $ 367 $ 62 13.9% $ 141 38.4 % Preferred dividends and other (GAAP) 26 44 24 25 24 (18) (40.9) % 2 8.3 % Income tax expense (GAAP) 123 118 124 96 80 5 4.2% 43 53.8 % Income before income taxes (GAAP) 657 608 625 464 471 49 8.1% 186 39.5 % Provision for credit losses (GAAP) 120 113 102 152 155 7 6.2% (35) (22.6) % Pre-tax pre-provision income (non-GAAP) 777 721 727 616 626 56 7.8% 151 24.1 % Other adjustments: Securities (gains) losses, net 30 78 50 50 2 (48) (61.5) % 28 NM Leveraged lease termination gains, net — — — — (1) — NM 1 100.0 % FDIC insurance special assessment (2) (4) 4 18 119 2 50.0% (121) (101.7) % Salaries and employee benefits—severance charges 10 3 4 13 28 7 233.3% (18) (64.3) % Branch consolidation, property and equipment charges 1 — 1 1 3 1 NM (2) (66.7) % Early extinguishment of debt — — — — (4) — NM 4 100.0 % Other miscellaneous expenses — — (37) — — — NM — NM Professional, legal and regulatory expenses — 1 — 2 1 (1) (100.0) % (1) (100.0) % Total other adjustments 39 78 22 84 148 (39) (50.0) % (109) (73.6) % Adjusted pre-tax pre-provision income (non-GAAP) $ 816 $ 799 $ 749 $ 700 $ 774 $ 17 2.1% $ 42 5.4 % NM - Not Meaningful

67 Quarter Ended Year Ended ($ amounts in millions) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 2024 2023 2022 2021 2020 2019 Net income available to common shareholders (GAAP) $ 508 $ 446 $ 477 $ 343 $ 1,774 $ 1,976 $ 2,146 $ 2,400 $ 991 $ 1,503 Preferred dividends (GAAP) 26 44 24 25 119 98 99 121 103 79 Income tax expense (GAAP) 123 118 124 96 461 533 631 694 220 403 Income (loss) before income taxes (GAAP) 657 608 625 464 2,354 2,607 2,876 3,215 1,314 1,985 Provision for (benefit from) credit losses (GAAP) 120 113 102 152 487 553 271 (524) 1,330 387 Pre-tax pre-provision income (non-GAAP) 777 721 727 616 2,841 3,160 3,147 2,691 2,644 2,372 Other adjustments: Gain on sale of affordable housing residential mortgage loans — — — — — — — (8) Securities (gains) losses, net 30 78 50 50 208 5 1 (3) (4) 28 Gains on equity investment — — — — — — — (3) (50) — Leveraged lease termination gains, net — — — — — (2) (1) (2) (2) (1) Bank-owned life insurance — — — — — — — (18) (25) — Insurance proceeds — — — — — — (50) — — — FDIC insurance special assessment (2) (4) 4 18 16 119 — — — — Salaries and employee benefits—severance charges 10 3 4 13 30 31 — 6 31 5 Branch consolidation, property and equipment charges 1 — 1 1 3 7 3 5 31 25 Contribution to the Regions Financial Corporation foundation — — — — — — — 3 10 — Early extinguishment of debt — — — — — (4) — 20 22 16 Acquisition expenses — — — — — — — — 1 — Professional, legal and regulatory expenses — 1 — 2 3 1 179 15 7 — Other Miscellaneous expenses — — (37) — (37) — — — — — Total other adjustments 39 78 22 84 223 157 132 23 21 65 Adjusted pre-tax pre-provision income (non-GAAP) A $ 816 $ 799 $ 749 $ 700 $ 3,064 $ 3,317 $ 3,279 $ 2,714 $ 2,665 $ 2,437 Net loan charge-offs (GAAP) B $ 119 $ 117 $ 101 $ 121 $ 458 $ 397 $ 263 $ 204 $ 512 $ 358 Simple avg of 4 trailing quarters of RWAs (1) C $ 124,984 $ 125,492 $ 125,725 $ 125,167 $ 124,984 $ 126,605 $ 122,121 $ 108,900 $ 108,438 $ 105,996 Annualized PPI - Charge-offs / Average Risk-Weighted Assets A-B / C 2.22% 2.16% 2.07% 1.86% 2.09% 2.31% 2.47% 2.30% 1.99% 1.96% (1) Simple average of 4 trailing quarters of risk-weighted assets calculated from applicable periods' Call Report data. Non-GAAP Reconciliation Pre-Tax Pre-Provision Income (PPI)

68 Non-GAAP Reconciliation NII, Non-Interest Income/Expense, and Efficiency Ratio NM - Not Meaningful Quarter Ended ($ amounts in millions) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Non-interest expense (GAAP) A $ 1,038 $ 1,069 $ 1,004 $ 1,131 $ 1,185 $ (31) (2.9) % $ (147) (12.4) % Adjustments: FDIC insurance special assessment 2 4 (4) (18) (119) (2) (50.0) % 121 101.7 % Branch consolidation, property and equipment charges (1) — (1) (1) (3) (1) NM 2 66.7 % Salary and employee benefits—severance charges (10) (3) (4) (13) (28) (7) (233.3) % 18 64.3 % Early extinguishment of debt — — — — 4 — NM (4) (100.0) % Professional, legal and regulatory expenses — (1) — (2) (1) 1 100.0% 1 100.0 % Other miscellaneous expenses — — 37 — — — NM — NM Adjusted non-interest expense (non-GAAP) B $ 1,029 $ 1,069 $ 1,032 $ 1,097 $ 1,038 $ (40) (3.7) % $ (9) (0.9) % Net interest income (GAAP) C $ 1,230 $ 1,218 $ 1,186 $ 1,184 $ 1,231 $ 12 1.0% $ (1) (0.1) % Taxable-equivalent adjustment 13 12 12 13 13 1 8.3% — — % Net interest income, taxable-equivalent basis D $ 1,243 $ 1,230 $ 1,198 $ 1,197 $ 1,244 $ 13 1.1% $ (1) (0.1) % Non-interest income (GAAP) E 585 572 545 563 580 13 2.3% 5 0.9 % Adjustments: Securities (gains) losses, net 30 78 50 50 2 (48) (61.5) % 28 NM Leveraged lease termination gains — — — — (1) — NM 1 100.0 % Adjusted non-interest income (non-GAAP) F $ 615 $ 650 $ 595 $ 613 $ 581 (35) (5.4) % $ 34 5.9 % Total revenue C+E=G $ 1,815 $ 1,790 $ 1,731 $ 1,747 $ 1,811 $ 25 1.4% $ 4 0.2 % Adjusted total revenue (non-GAAP) C+F=H $ 1,845 $ 1,868 $ 1,781 $ 1,797 $ 1,812 $ (23) (1.2) % $ 33 1.8 % Total revenue, taxable-equivalent basis D+E=I $ 1,828 $ 1,802 $ 1,743 $ 1,760 $ 1,824 $ 26 1.4% $ 4 0.2 % Adjusted total revenue, taxable-equivalent basis (non- GAAP) D+F=J $ 1,858 $ 1,880 $ 1,793 $ 1,810 $ 1,825 $ (22) (1.2) % $ 33 1.8 % Efficiency ratio (GAAP) A/I 56.8% 59.3% 57.6% 64.3% 65.0 % Adjusted efficiency ratio (non-GAAP) B/J 55.4% 56.9% 57.6% 60.6% 56.9 % Fee income ratio (GAAP) E/I 32.0% 31.7% 31.3% 32.0% 31.8 % Adjusted fee income ratio (non-GAAP) F/J 33.1% 34.6% 33.2% 33.9% 31.8%

69 Year Ended ($ amounts in millions) 2024 2023 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders (GAAP) A $ 1,774 $ 1,976 Average shareholders' equity (GAAP) $ 17,484 $ 16,522 Less: Average preferred stock (GAAP) 1,693 1,659 Average common shareholders' equity (GAAP) B $ 15,791 $ 14,863 Less: Average intangible assets (GAAP) 5,920 5,960 Average deferred tax liability related to intangibles (GAAP) (117) (106) Average preferred stock (GAAP) 1,693 1,659 Average tangible common shareholders' equity (non-GAAP) C $ 9,988 $ 9,009 Less: Average AOCI, after tax (2,906) (3,410) Average tangible common shareholders' equity excluding AOCI (non-GAAP) D $ 12,894 $ 12,419 Return on average common shareholders' equity (GAAP) A/B 11.24% 13.29 % Return on average tangible common shareholders' equity (non-GAAP) A/C 17.77% 21.93 % Return on average tangible common shareholders' equity excluding AOCI (non-GAAP) A/D 13.76% 15.91 % Non-GAAP Reconciliation Return on Average Tangible Common Shareholders' Equity

70 Non-GAAP reconciliation Return on Average Tangible Common Shareholders' Equity Year Ended ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders A $ 1,774 $ 1,976 $ 2,146 $ 2,400 $ 991 $ 1,503 $ 1,695 $ 1,199 $ 1,099 $ 998 Average shareholders' equity $ 17,484 $ 16,522 $ 16,503 $ 18,201 $ 17,382 $ 16,082 $ 15,381 $ 16,665 $ 17,126 $ 16,916 Less: Average intangible assets 5,920 5,960 6,023 5,435 5,239 4,943 5,010 5,103 5,125 5,099 Average deferred tax liability related to intangibles (117) (106) (103) (99) (99) (94) (97) (148) (162) (170) Average preferred stock 1,693 1,659 1,659 1,658 1,509 1,151 820 820 820 848 Average tangible common shareholders' equity B $ 9,988 $ 9,009 $ 8,924 $ 11,207 $ 10,733 $ 10,082 $ 9,648 $ 10,890 $ 11,343 $ 11,139 Return on average tangible common shareholders' equity A/B 17.77% 21.93% 24.05% 21.42% 9.23% 14.91% 17.57% 11.01% 9.69% 8.96%

71 Quarter Ended ($ amounts in millions) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 ADJUSTED CET1 RATIO Common Equity Tier 1(1) A $ 13,434 $ 13,185 $ 13,093 $ 12,913 $ 12,976 Adjustments: AOCI gain (loss) on securities(2) (2,024) (1,369) (2,298) (2,264) (2,064) AOCI gain (loss) on defined benefit pension plans and other post employment benefits (410) (437) (443) (447) (451) Adjusted Common Equity Tier 1 (non-GAAP) B $ 11,000 $ 11,379 $ 10,352 $ 10,202 $ 10,461 Total risk-weighted assets(1) C $ 124,440 $ 124,645 $ 125,682 $ 125,167 $ 126,475 Common Equity Tier 1 ratio(1)(3) A/C 10.8% 10.6% 10.4% 10.3% 10.3 % Adjusted Common Equity Tier 1 ratio (non-GAAP)(1)(3) B/C 8.8% 9.1% 8.2% 8.2% 8.3 % Non-GAAP Reconciliation Adjusted CET1- inclusive of AOCI(4) (1) Common equity Tier 1 as well as Total risk-weighted assets are estimated. (2) Represents AOCI on AFS and HTM securities (3) Amounts calculated based upon whole dollar values (4) Consistent with the proposed Basel III Endgame rules, AOCI for CF hedges remains excluded.

72 Non-GAAP Reconciliation Non-Interest Income Year Ended ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Non-interest income (GAAP) $ 2,265 $ 2,256 $ 2,429 $ 2,524 $ 2,393 $ 2,116 $ 2,019 $ 1,962 $ 2,011 $ 1,937 $ 1,785 $ 2,096 $ 2,201 $ 2,226 Security (gains) losses, net 208 5 1 (3) (4) 28 (1) (19) (6) (29) (27) (26) (48) (112) Bank owned life insurance — — — (18) (25) — — — — — — — — — Leveraged lease terminations income — (2) (1) (2) (2) (1) (8) (1) (8) (8) (10) (39) (14) (8) Loss on sale of mortgage loans — — — — — — — — — — — — — 3 Gain on sale of other assets — — — — — — — — — — — (24) — — Gain on sale of affordable housing residential mortgage loans — — — — — (8) — (5) (5) — — — — — Gains on equity investment — — — (3) (50) — — — — — — — — — Insurance proceeds — — (50) — — — — — (50) (91) — — — — Adjusted non-interest income (non- GAAP) $ 2,473 $ 2,259 $ 2,379 $ 2,498 $ 2,312 $ 2,135 $ 2,010 $ 1,937 $ 1,942 $ 1,809 $ 1,748 $ 2,007 $ 2,139 $ 2,109 Less: Business sold in a subsequent period (1) $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ 117 $ 111 $ 108 Adjusted non-interest income excluding business sold in a subsequent period(non-GAAP) $ 2,473 $ 2,259 $ 2,379 $ 2,498 $ 2,312 $ 2,135 $ 2,010 $ 1,937 $ 1,942 $ 1,809 $ 1,748 $ 1,890 $ 2,028 $ 2,001 _____ (1) In 2018, the Company sold Regions Insurance Group, Inc. and the results of this entity were separately disclosed as discontinued operations in all periods presented externally. The results from Regions Insurance Group, Inc. have been removed in previous periods for comparability.

73 As of and for Quarter Ended ($ amounts in millions, except per share data) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 TANGIBLE COMMON RATIOS Shareholders’ equity (GAAP) A $ 17,879 $ 18,676 $ 17,169 $ 17,044 $ 17,429 Less: Preferred stock (GAAP) 1,715 1,715 1,659 1,659 1,659 Common shareholders' equity (GAAP) B 16,164 16,961 15,510 15,385 15,770 Less: Intangible assets (GAAP) 5,902 5,911 5,920 5,929 5,938 Deferred tax liability related to intangibles (GAAP) (126) (122) (119) (114) (112) Tangible common shareholders’ equity (non-GAAP) C $ 10,388 $ 11,172 $ 9,709 $ 9,570 $ 9,944 Total assets (GAAP) D $ 157,302 $ 157,426 $ 154,052 $ 154,909 $ 152,194 Less: Intangible assets (GAAP) 5,902 5,911 5,920 5,929 5,938 Deferred tax liability related to intangibles (GAAP) (126) (122) (119) (114) (112) Tangible assets (non-GAAP) E $ 151,526 $ 151,637 $ 148,251 $ 149,094 $ 146,368 Shares outstanding—end of quarter F 909 911 915 918 924 Total equity to total assets (GAAP) A/D 11.37% 11.86% 11.14% 11.00% 11.45 % Tangible common shareholders’ equity to tangible assets (non-GAAP) C/E 6.86% 7.37% 6.55% 6.42% 6.79 % Common book value per share (GAAP) B/F $ 17.77 $ 18.62 $ 16.94 $ 16.76 $ 17.07 Tangible common book value per share (non-GAAP) C/F $ 11.42 $ 12.26 $ 10.61 $ 10.42 $ 10.77 Non-GAAP Reconciliation Tangible Common Ratios

74 As of and for Quarter Ended ($ amounts in millions, except per share data) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 TANGIBLE COMMON RATIOS Shareholders’ equity (GAAP) A $ 17,879 $ 18,676 $ 17,169 $ 17,044 $ 17,429 Less: Preferred stock (GAAP) 1,715 1,715 1,659 1,659 1,659 Intangible assets (GAAP) 5,902 5,911 5,920 5,929 5,938 Deferred tax liability related to intangibles (GAAP) (126) (122) (119) (114) (112) Tangible common shareholders’ equity (non-GAAP) B $ 10,388 $ 11,172 $ 9,709 $ 9,570 $ 9,944 Less: AOCI, after-tax (GAAP) (2,928) (1,894) (3,265) (3,224) (2,812) Tangible common shareholders’ equity excluding AOCI (non-GAAP) C $ 13,316 $ 13,066 $ 12,974 $ 12,794 $ 12,756 Total assets (GAAP) D $ 157,302 $ 157,426 $ 154,052 $ 154,909 $ 152,194 Less: Intangible assets (GAAP) 5,902 5,911 5,920 5,929 5,938 Deferred tax liability related to intangibles (GAAP) (126) (122) (119) (114) (112) Tangible assets (non-GAAP) E $ 151,526 $ 151,637 $ 148,251 $ 149,094 $ 146,368 Less: AOCI, pre-tax (GAAP) $ (3,912) $ (2,540) $ (4,379) $ (4,325) $ (3,773) Tangible assets excluding AOCI (non-GAAP) F $ 155,438 $ 154,177 $ 152,630 $ 153,419 $ 150,141 Shares outstanding—end of quarter G $ 909 $ 911 $ 915 $ 918 $ 924 Total equity to total assets (GAAP) A/D 11.37% 11.86% 11.14% 11.00% 11.45 % Tangible common shareholders’ equity to tangible assets (non-GAAP) B/E 6.86% 7.37% 6.55% 6.42% 6.79 % Tangible common book value per share (non-GAAP) B/G $ 11.42 $ 12.26 $ 10.61 $ 10.42 $ 10.77 Tangible common shareholders’ equity to tangible assests (non-GAAP), ex. AOCI C/F 8.57% 8.47% 8.50% 8.34% 8.50 % Non-GAAP Reconciliation Tangible Common Ratios

75 Forward-Looking Statements This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, including tariffs, which could have a material adverse effect on our businesses and our financial results and conditions. • Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets (such as our portfolio of investment securities) and obligations, as well as the availability and cost of capital and liquidity. • Volatility and uncertainty about the direction of interest rates and the timing of any changes, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, or the need to price interest-bearing deposits higher due to competitive forces. Either of these activities could increase our funding costs. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The loss of value of our investment portfolio could negatively impact market perceptions of us. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • The effects of social media on market perceptions of us and banks generally. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of which possess greater financial resources than we do or are subject to different regulatory standards than we are. Forward-Looking Statements

76 • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • The development and use of AI presents risks and challenges that may impact our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to achieve our expense management initiatives. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair the ability of those borrowers to service any loans outstanding to them and/or reduce demand for loans in those industries. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • Fraud, theft or other misconduct conducted by external parties, including our customers and business partners, or by our employees. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which inability could, among other things, result in a breach of operating or security systems as a result of a cyber-attack or similar act or failure to deliver our services effectively. • Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as changes to debit card interchange fees, special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders. Forward-Looking Statements (continued)

77 • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III Rules), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios and our ability to return capital to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Any impairment of our goodwill or other intangibles, any repricing of assets or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment declining operations of the reporting unit or other factors. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes and environmental damage (especially in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • The impact of pandemics on our businesses, operations and financial results and conditions. The duration and severity of any pandemic as well as government actions or other restrictions in connection with such events could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values and result in lost revenue or additional expenses. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2024 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-Looking Statements (continued)